UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: May 31, 2018

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2018

WESTERN ASSET

INTERMEDIATE BOND

FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration which is expected to range within 20% of the duration of its benchmark.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Intermediate Bond Fund for the twelve-month reporting period ended May 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 29, 2018

II	Western Asset Intermediate Bond Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended May 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 3.1% and 3.2% during the second and third quarters of 2017, respectively. GDP growth then moderated to 2.9% for the fourth quarter of the year. Finally, the U.S. Department of Commerce’s final reading for first quarter 2018 GDP growth — released after the reporting period ended — was 2.0%. More modest GDP growth in the first quarter reflected decelerations in personal consumption expenditures (“PCE”), exports, state and local government spending, and federal government spending and a downturn in residential fixed investment. These movements were partly offset by a smaller decrease in private inventory investment and a larger increase in nonresidential fixed investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on May 31, 2018, the unemployment rate was 3.8%, as reported by the U.S. Department of Labor. This was the lowest unemployment rate since April 2000. The percentage of longer-term unemployed declined during the reporting period. In May 2018, 19.4% of Americans looking for a job had been out of work for more than six months, versus 24.3% when the period began.

The Federal Reserve Board (the “Fed”)ii raised interest rates, as represented by the federal funds rateiii, three times during the reporting period. The first occurrence took place on June 14, 2017, as the Fed raised rates to a range between 1.00% and 1.25%. During its meeting that concluded on September 20, 2017, the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018 — after the reporting period ended — the Fed raised the federal funds rate to a range between 1.75% and 2.00%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 29, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

Western Asset Intermediate Bond Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Intermediate Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average durationi specified below. The Fund invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. Although the Fund may invest in debt and fixed-income securities of any maturity, under normal market conditions, the target dollar-weighted average effective durationii for the Fund is expected to range within 20% of the duration of its benchmark, the Bloomberg Barclays Intermediate U.S. Government/Credit Indexiii (generally, this range is two to five years).

The Fund presently intends to limit its investments to U.S. dollar-denominated securities and currently anticipates that it will only purchase debt securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities that we determined to be of comparable quality at the time of purchase (that is, “investment grade securities”). The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. The Fund intends to invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bonds and swaps, options on bond and interest rate futures, futures, options and swaps.

In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps), and/or futures contracts (including options on futures contracts) to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The overall fixed income market generated weak results over the twelve-month reporting period ended May 31, 2018. The spread sectors (non-Treasuries) experienced periods of volatility as they were impacted by a number of factors, including continued global economic growth, three interest rate

Western Asset Intermediate Bond Fund 2018 Annual Report	1

Fund overview (cont’d)

hikes by the Federal Reserve Board (the “Fed”)iv, mixed outlooks for inflation, the signing of the U.S. tax reform bill and several geopolitical issues.

Both short- and long-term Treasury yields moved higher during the reporting period. The two-year Treasury note began the reporting period at 1.28% — equaling its low for the reporting period — and ended the period at 2.40%. The high for the period of 2.59% occurred on May 22, 2018. The ten-year Treasury began the reporting period at 2.21% and ended the period at 2.83%. The low for the period of 2.05% occurred on September 7, 2017 and the peak of 3.11% took place on May 17, 2018. All told, the Bloomberg Barclays U.S. Aggregate Indexv, returned -0.37% for the reporting period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased our allocations to agency mortgage-backed securities (“MBS”), investment grade corporate bonds (mainly industrials) and emerging market sovereigns. In contrast we decreased the Fund’s exposures to U.S. Treasury Inflation-Protected Securities (“TIPS”)vi and Treasury securities.

We used U.S. Treasury futures, Eurodollar futures and options on both U.S. Treasury futures and Eurodollar futures to manage the Fund’s exposure to interest rate risk. These instruments contributed to performance. Single name credit default swaps, as well as index swaps (CDX) were used to manage the Fund’s corporate bond exposure. In aggregate, they contributed to performance during the reporting period.

Performance review

For the twelve months ended May 31, 2018, Class I shares of Western Asset Intermediate Bond Fund returned 0.36%. The Fund’s unmanaged benchmark, the Bloomberg Barclays Intermediate U.S. Government/Credit Index, returned -0.69% for the same period. The Lipper Core Plus Bond Funds Category Average1 returned -0.18% over the same time frame.

Performance Snapshot as of May 31, 2018 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Intermediate Bond Fund[2]:
Class A	-1.15%	-0.28%
Class C	-1.21%	-0.69%
Class R	-0.89%	-0.18%
Class I	-0.68%	0.36%
Class IS	-0.64%	0.43%
Bloomberg Barclays Intermediate U.S. Government/Credit Index	-0.80%	-0.69%
Lipper Core Plus Bond Funds Category Average[1]	-1.19%	-0.18%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 273 funds for the six-month period and among the 258 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

[2]

Effective June 1, 2017, the Fund changed its security pricing methodology to now use the mean value of the bid and ask prices (of underlying fund holdings) to calculate the NAV. The Fund had a one-time increase to the NAV, which was due to this change in pricing methodology.

2	Western Asset Intermediate Bond Fund 2018 Annual Report

performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2018 for Class A, Class C, Class R, Class I and Class IS shares were 2.01%, 1.87%, 2.35%, 2.92% and 3.05%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class R and Class IS shares would have been 1.66% and 3.03%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2017, the gross total annual fund operating expense ratios for Class A, Class C, Class R, Class I and Class IS shares were 0.84%, 1.58%, 1.26%, 0.50% and 0.45%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets will not exceed 0.90% for Class A shares, 1.65% for Class C shares, 1.15% for Class R shares and 0.45% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s absolute performance during the reporting period was its yield curvevii positioning. In particular, we maintained a flattening bias. This was rewarded as the yield curve flattened, with longer-term rates rising less than their short-term counterparts.

The Fund’s structured product exposure, largely its overweight positions in non-agency residential MBS, commercial

Western Asset Intermediate Bond Fund 2018 Annual Report	3

Fund overview (cont’d)

mortgage-backed securities (“CMBS”) and ABS, was additive for returns as their spreads narrowed.

A number of the Fund’s investment grade corporate bonds were also positive for performance, including it overweight positions in Morgan Stanley and CVS Health Corp. Elsewhere, the Fund’s overweight to emerging market debt was beneficial for returns, led by its position in Vale Overseas Ltd.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its duration exposure, as rates moved higher across the yield curve. Elsewhere, several of the Fund’s investment grade corporate bond holdings were headwinds for results. Overweight positions in General Electric Co., Citigroup, Inc. and Rabobank U.A. were the largest negatives for performance. There were no other meaningful detractors from results during the reporting period.

Thank you for your investment in Western Asset Intermediate Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

June 19, 2018

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging market countries. Asset-backed, mortgage-backed or mortgage- related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 38 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of

May 31, 2018 were: U.S. Government & Agency Obligations (29.4%), Financials (14.1%), Collateralized Mortgage Obligations (10.2%), Mortgage-Backed Securities (8.9%) and Asset-Backed Securities (8.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

4	Western Asset Intermediate Bond Fund 2018 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

iii

The Bloomberg Barclays Intermediate U.S. Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/ BBB or higher) with maturities between one and ten years.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant but generates a different amount of interest when multiplied by the inflation-adjusted principal.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Intermediate Bond Fund 2018 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2018 and May 31, 2017 and does not include derivatives such as futures contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Intermediate Bond Fund 2018 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2017 and held for the six months ended May 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-1.15%	$1,000.00	$988.50	1.30%	$6.44	Class A	5.00%	$1,000.00	$1,018.45	1.30%	$6.54
Class C	-1.21	1,000.00	987.90	1.60	7.93	Class C	5.00	1,000.00	1,016.95	1.60	8.05
Class R	-0.89	1,000.00	991.10	1.15	5.71	Class R	5.00	1,000.00	1,019.20	1.15	5.79
Class I	-0.68	1,000.00	993.20	0.54	2.68	Class I	5.00	1,000.00	1,022.24	0.54	2.72
Class IS	-0.64	1,000.00	993.60	0.45	2.24	Class IS	5.00	1,000.00	1,022.69	0.45	2.27

Western Asset Intermediate Bond Fund 2018 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended May 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

8	Western Asset Intermediate Bond Fund 2018 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A†	Class C†	Class R†	Class I†	Class IS†
Twelve Months Ended 5/31/18	-0.28%	-0.69%	-0.18%	0.36%	0.43%
Five Years Ended 5/31/18	1.72	1.03	1.51	2.15	2.22
Ten Years Ended 5/31/18	N/A	N/A	N/A	4.30	N/A
Inception* through 5/31/18	1.99	1.30	1.77	—	4.99

With sales charges[2]	Class A†	Class C†	Class R†	Class I†	Class IS†
Twelve Months Ended 5/31/18	-4.55%	-1.67%	-0.18%	0.36%	0.43%
Five Years Ended 5/31/18	0.85	1.03	1.51	2.15	2.22
Ten Years Ended 5/31/18	N/A	N/A	N/A	4.30	N/A
Inception* through 5/31/18	1.26	1.30	1.77	—	4.99

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 5/31/18)	12.71%
Class C (Inception date of 4/30/12 through 5/31/18)	8.18
Class R (Inception date of 4/30/12 through 5/31/18)	11.23
Class I (5/31/08 through 5/31/18)	52.36
Class IS (Inception date of 10/3/08 through 5/31/18)	60.05

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, R, I and IS shares are April 30, 2012, April 30, 2012, April 30, 2012, July 1, 1994 and October 3, 2008, respectively.

†	Effective June 1, 2017, the Fund changed its security pricing methodology to now use the mean value of the bid and ask prices (of underlying fund holdings) to calculate the NAV. The Fund had a one-time increase to the NAV, which was due to this change in pricing methodology.

Western Asset Intermediate Bond Fund 2018 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Intermediate Bond Fund vs. Bloomberg Barclays Intermediate U.S. Government/Credit Index† — May 2008 - May 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Intermediate Bond Fund on May 31, 2008, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2018. The hypothetical illustration also assumes a $1,000,000 investment in the Bloomberg Barclays Intermediate U.S. Government/Credit Index. The Bloomberg Barclays Intermediate U.S. Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the performance of Class I shares performance indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Intermediate Bond Fund 2018 Annual Report

Spread duration (unaudited)

Economic exposure — May 31, 2018

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays Intermediate U.S. Government/Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA IBF	— Western Asset Intermediate Bond Fund

Western Asset Intermediate Bond Fund 2018 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — May 31, 2018

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays Intermediate U.S. Government/Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA IBF	— Western Asset Intermediate Bond Fund

12	Western Asset Intermediate Bond Fund 2018 Annual Report

Schedule of investments

May 31, 2018

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 37.6%
Consumer Discretionary — 2.4%
Auto Components — 0.1%
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	$770,000	$776,969	(a)
Automobiles — 1.1%
BMW U.S. Capital LLC, Senior Notes	1.850%	9/15/21	80,000	76,806	(a)
Daimler Finance NA LLC, Senior Notes	2.700%	8/3/20	470,000	465,790	(a)
Daimler Finance NA LLC, Senior Notes	3.350%	5/4/21	2,100,000	2,104,186	(a)
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	1,010,000	1,087,914
Ford Motor Credit Co., LLC, Senior Notes	3.200%	1/15/21	200,000	199,049
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	800,000	852,598
Ford Motor Credit Co., LLC, Senior Notes	3.664%	9/8/24	400,000	386,190
General Motors Financial Co. Inc., Senior Notes	2.450%	11/6/20	160,000	156,614
General Motors Financial Co. Inc., Senior Notes	3.700%	11/24/20	520,000	523,881
General Motors Financial Co. Inc., Senior Notes	3.450%	4/10/22	880,000	871,898
General Motors Financial Co. Inc., Senior Notes	3.700%	5/9/23	1,230,000	1,217,297
Hyundai Capital America, Senior Notes	2.400%	10/30/18	680,000	678,641	(a)
Total Automobiles				8,620,864
Hotels, Restaurants & Leisure — 0.2%
McDonald’s Corp., Senior Notes	2.750%	12/9/20	800,000	799,238
McDonald’s Corp., Senior Notes	3.500%	3/1/27	600,000	590,933
Total Hotels, Restaurants & Leisure				1,390,171
Household Durables — 0.1%
Newell Brands Inc., Senior Notes	3.150%	4/1/21	250,000	247,995
Newell Brands Inc., Senior Notes	3.850%	4/1/23	300,000	299,115
Newell Brands Inc., Senior Notes	4.200%	4/1/26	250,000	246,043
Total Household Durables				793,153
Internet & Direct Marketing Retail — 0.2%
Amazon.com Inc., Senior Notes	3.150%	8/22/27	2,080,000	2,013,388	(a)
Media — 0.7%
21st Century Fox America Inc., Senior Notes	3.000%	9/15/22	170,000	166,791
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	3.579%	7/23/20	300,000	300,854
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	3,300,000	3,369,391
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	160,000	150,873
Comcast Corp., Senior Notes	5.150%	3/1/20	750,000	777,855
Comcast Corp., Senior Notes	3.375%	2/15/25	280,000	272,113

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2018 Annual Report	13

Schedule of investments (cont’d)

May 31, 2018

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Media — continued
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	$150,000	$149,018	(a)
Total Media				5,186,895
Total Consumer Discretionary				18,781,440
Consumer Staples — 2.7%
Beverages — 0.9%
Anheuser-Busch InBev Finance Inc., Senior Notes	2.650%	2/1/21	300,000	297,391
Anheuser-Busch InBev Finance Inc., Senior Notes	3.300%	2/1/23	810,000	807,043
Anheuser-Busch InBev Finance Inc., Senior Notes	3.650%	2/1/26	960,000	947,332
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	160,000	167,299
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.500%	1/12/24	810,000	810,879
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	760,000	788,972
Diageo Capital PLC, Senior Notes	3.500%	9/18/23	2,360,000	2,384,016
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	520,000	538,451	(a)
Total Beverages				6,741,383
Food & Staples Retailing — 0.1%
Walgreens Boots Alliance Inc., Senior Notes	3.450%	6/1/26	670,000	635,555
Food Products — 0.9%
Danone SA, Senior Notes	2.077%	11/2/21	1,840,000	1,771,008	(a)
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	510,000	529,757	(a)
Kraft Heinz Foods Co., Senior Notes	5.375%	2/10/20	152,000	158,249
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	1,420,000	1,402,860
Kraft Heinz Foods Co., Senior Notes	3.000%	6/1/26	1,110,000	1,014,828
Smithfield Foods Inc., Senior Notes	2.700%	1/31/20	1,150,000	1,135,000	(a)
WM Wrigley Jr. Co., Senior Notes	2.400%	10/21/18	480,000	479,849	(a)
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	560,000	560,943	(a)
Total Food Products				7,052,494
Tobacco — 0.8%
Altria Group Inc., Senior Notes	9.250%	8/6/19	660,000	708,839
Altria Group Inc., Senior Notes	2.850%	8/9/22	50,000	49,041
BAT Capital Corp., Senior Notes	2.764%	8/15/22	1,750,000	1,690,019	(a)
BAT Capital Corp., Senior Notes	3.557%	8/15/27	1,500,000	1,417,620	(a)
Philip Morris International Inc., Senior Notes	1.875%	11/1/19	1,320,000	1,304,802
Reynolds American Inc., Senior Notes	8.125%	6/23/19	980,000	1,031,373
Reynolds American Inc., Senior Notes	3.250%	6/12/20	115,000	115,156
Total Tobacco				6,316,850
Total Consumer Staples				20,746,282

See Notes to Financial Statements.

14	Western Asset Intermediate Bond Fund 2018 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Energy — 5.5%
Energy Equipment & Services — 0.3%
Halliburton Co., Senior Bonds	3.800%	11/15/25	$740,000	$740,155
Petrofac Ltd., Senior Notes	3.400%	10/10/18	1,600,000	1,593,520	(a)
Total Energy Equipment & Services				2,333,675
Oil, Gas & Consumable Fuels — 5.2%
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	1,220,000	1,264,380
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	910,000	987,649
Apache Corp., Senior Notes	3.250%	4/15/22	616,000	610,478
BP Capital Markets PLC, Senior Bonds	3.535%	11/4/24	80,000	80,276
BP Capital Markets PLC, Senior Bonds	3.506%	3/17/25	500,000	499,649
BP Capital Markets PLC, Senior Bonds	3.119%	5/4/26	1,990,000	1,915,387
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	10,000	10,154
BP Capital Markets PLC, Senior Notes	3.216%	11/28/23	510,000	504,827
BP Capital Markets PLC, Senior Notes	3.588%	4/14/27	970,000	964,664
Chevron Corp., Senior Notes	2.954%	5/16/26	1,230,000	1,184,439
Cimarex Energy Co., Senior Notes	3.900%	5/15/27	780,000	765,298
CNOOC Finance 2015 USA LLC, Senior Bonds	4.375%	5/2/28	760,000	769,501
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	850,000	825,667
CNOOC Nexen Finance 2014 ULC, Senior Notes	4.250%	4/30/24	430,000	438,627
Continental Resources Inc., Senior Notes	3.800%	6/1/24	940,000	920,384
Devon Energy Corp., Senior Notes	3.250%	5/15/22	3,280,000	3,242,902
Devon Energy Corp., Senior Notes	5.850%	12/15/25	480,000	534,708
Dominion Energy Inc., Junior Subordinated Notes	2.579%	7/1/20	1,030,000	1,016,001
Ecopetrol SA, Senior Notes	5.375%	6/26/26	2,440,000	2,504,660
Enbridge Energy Partners LP, Senior Notes	9.875%	3/1/19	370,000	388,893
EOG Resources Inc., Senior Notes	4.150%	1/15/26	300,000	307,650
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	1,670,000	1,627,603
KazMunayGas National Co. JSC, Senior Notes	5.375%	4/24/30	1,070,000	1,072,166	(a)
KazMunayGas National Co. JSC, Senior Notes	5.750%	4/19/47	660,000	641,657	(a)
Kerr-McGee Corp., Notes	6.950%	7/1/24	610,000	703,715
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	3/1/21	150,000	150,144
MPLX LP, Senior Notes	4.125%	3/1/27	780,000	763,432
MPLX LP, Senior Notes	4.000%	3/15/28	710,000	689,161
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	70,000	70,063
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	330,000	322,472
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	910,000	894,837
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	500,000	476,268
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	420,000	398,937

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2018 Annual Report	15

Schedule of investments (cont’d)

May 31, 2018

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	$470,000	$475,875
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	390,000	341,055
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	1,680,000	1,602,317	(a)
Petroleos Mexicanos, Senior Notes	4.875%	1/18/24	500,000	491,200
Petroleos Mexicanos, Senior Notes	4.250%	1/15/25	760,000	707,932
Petroleos Mexicanos, Senior Notes	5.625%	1/23/46	1,100,000	933,350
PT Pertamina Persero, Senior Notes	6.000%	5/3/42	580,000	596,727	(a)
Schlumberger Holdings Corp., Senior Notes	3.000%	12/21/20	810,000	808,611	(a)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	470,000	483,451
Shell International Finance BV, Senior Notes	2.250%	11/10/20	1,020,000	1,008,144
Shell International Finance BV, Senior Notes	3.250%	5/11/25	1,550,000	1,525,305
Shell International Finance BV, Senior Notes	2.875%	5/10/26	400,000	381,759
Shell International Finance BV, Senior Notes	4.000%	5/10/46	10,000	9,857
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	1,620,000	1,663,607	(a)
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	980,000	1,201,593
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	200,000	225,050
Williams Partners LP, Senior Notes	5.250%	3/15/20	180,000	186,310
Total Oil, Gas & Consumable Fuels				40,188,792
Total Energy				42,522,467
Financials — 14.1%
Banks — 9.3%
Banco Santander SA, Senior Notes	3.125%	2/23/23	1,000,000	954,774
Banco Santander SA, Senior Notes (3 mo. USD LIBOR + 1.120%)	3.459%	4/12/23	800,000	802,576	(b)
Banco Santander SA, Senior Notes	3.800%	2/23/28	200,000	183,885
Banco Santander SA, Senior Notes	4.379%	4/12/28	600,000	579,217
Bank of America Corp., Senior Notes	2.600%	1/15/19	80,000	79,989
Bank of America Corp., Senior Notes	3.300%	1/11/23	600,000	595,724
Bank of America Corp., Senior Notes	4.100%	7/24/23	930,000	952,536
Bank of America Corp., Senior Notes (3.004% to 12/20/22 then 3 mo. USD LIBOR + 0.790%)	3.004%	12/20/23	570,000	554,736	(b)
Bank of America Corp., Senior Notes	4.000%	4/1/24	1,560,000	1,583,882
Bank of America Corp., Senior Notes	3.500%	4/19/26	460,000	447,167
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. USD LIBOR + 1.370%)	3.593%	7/21/28	1,140,000	1,094,159	(b)
Bank of America Corp., Senior Notes (3.419% to 12/20/27 then 3 mo. USD LIBOR + 1.040%)	3.419%	12/20/28	1,572,000	1,486,948	(b)
Bank of America Corp., Senior Notes	5.000%	1/21/44	560,000	604,974
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	710,000	717,578

See Notes to Financial Statements.

16	Western Asset Intermediate Bond Fund 2018 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	$320,000	$317,312
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	2,100,000	2,099,335
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,150,000	1,339,569	(a)
BNP Paribas SA, Senior Notes	2.700%	8/20/18	690,000	690,541
BNP Paribas SA, Subordinated Notes (4.375% to 3/1/28 then USD 5 year Swap Rate + 1.483%)	4.375%	3/1/33	560,000	532,314	(a)(b)
BPCE SA, Senior Notes	3.000%	5/22/22	2,570,000	2,503,324	(a)
Citigroup Inc., Senior Notes	3.300%	4/27/25	1,810,000	1,741,051
Citigroup Inc., Senior Notes (4.075% to 4/23/28 then 3 mo. USD LIBOR + 1.192%)	4.075%	4/23/29	1,620,000	1,595,155	(b)
Citigroup Inc., Senior Notes	8.125%	7/15/39	34,000	49,130
Citigroup Inc., Senior Notes	4.650%	7/30/45	84,000	85,692
Citigroup Inc., Subordinated Bonds	4.400%	6/10/25	670,000	672,477
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	870,000	931,894
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	180,000	178,287
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	4,550,000	4,512,657
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	280,000	270,385
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	116,000	123,540
Cooperatieve Rabobank U.A., Junior Subordinated Notes (11.000% to 6/30/19 then 3 mo. USD LIBOR + 10.868%)	11.000%	6/30/19	665,000	714,875	(a)(b)(c)
Cooperatieve Rabobank U.A., Senior Notes	4.750%	1/15/20	600,000	617,229	(a)
Cooperatieve Rabobank U.A., Subordinated Notes	4.625%	12/1/23	1,720,000	1,746,020
Cooperatieve Rabobank U.A., Subordinated Notes	4.375%	8/4/25	1,230,000	1,214,461
Cooperatieve Rabobank U.A., Subordinated Notes	3.750%	7/21/26	1,500,000	1,417,312
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	670,000	701,825	(a)(b)(c)
Credit Agricole SA, Senior Notes	2.500%	4/15/19	250,000	249,478	(a)
Export-Import Bank of India, Senior Bonds	3.375%	8/5/26	660,000	607,515	(a)
HSBC Bank USA, Subordinated Notes	4.875%	8/24/20	290,000	300,833
HSBC Holdings PLC, Senior Notes	3.400%	3/8/21	1,190,000	1,193,659
HSBC Holdings PLC, Senior Notes	2.950%	5/25/21	1,640,000	1,621,208
HSBC Holdings PLC, Senior Notes (4.041% to 3/13/27 then 3 mo. USD LIBOR + 1.546%)	4.041%	3/13/28	700,000	687,500	(b)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	430,000	433,212
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	620,000	613,396
ING Bank NV, Senior Notes	2.500%	10/1/19	220,000	218,574	(a)
ING Bank NV, Senior Secured Notes	2.625%	12/5/22	1,000,000	980,170	(a)
ING Bank NV, Subordinated Notes	5.800%	9/25/23	1,110,000	1,187,671	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	400,000	375,559	(a)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2018 Annual Report	17

Schedule of investments (cont’d)

May 31, 2018

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Intesa Sanpaolo SpA, Senior Notes	3.375%	1/12/23	$390,000	$365,962	(a)
Intesa Sanpaolo SpA, Senior Notes	3.875%	7/14/27	2,680,000	2,357,179	(a)
Intesa Sanpaolo SpA, Senior Notes	3.875%	1/12/28	550,000	481,028	(a)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	1,580,000	1,442,495	(a)
JPMorgan Chase & Co., Senior Bonds	2.550%	3/1/21	150,000	147,513
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	130,000	133,151
JPMorgan Chase & Co., Senior Notes	3.900%	7/15/25	3,000,000	3,006,637
JPMorgan Chase & Co., Senior Notes (4.005% to 4/23/28 then 3 mo. USD LIBOR + 1.120%)	4.005%	4/23/29	1,180,000	1,169,363	(b)
JPMorgan Chase & Co., Subordinated Notes	3.875%	9/10/24	1,790,000	1,776,233
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	1,500,000	1,485,520
Mitsubishi UFJ Financial Group Inc., Senior Notes	2.950%	3/1/21	535,000	530,955
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	620,000	641,241	(a)
Royal Bank of Canada, Senior Notes	2.150%	10/26/20	330,000	323,091
Royal Bank of Canada, Senior Notes	3.200%	4/30/21	760,000	761,707
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,400,000	1,490,580
Santander UK Group Holdings PLC, Senior Notes	3.571%	1/10/23	590,000	576,295
Santander UK PLC, Senior Notes	2.375%	3/16/20	200,000	197,461
Svenska Handelsbanken AB, Senior Notes	3.350%	5/24/21	250,000	251,282
U.S. Bank N.A., Senior Notes	3.150%	4/26/21	380,000	381,400
UBS Group Funding Switzerland AG, Senior Notes	3.491%	5/23/23	3,060,000	3,018,977	(a)
UBS Group Funding Switzerland AG, Senior Notes	4.125%	9/24/25	290,000	289,452	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	7/2/18	2,218,000	2,197,483	(b)(c)
Wells Fargo & Co., Junior Subordinated Bonds (5.875% to 6/15/25 then 3 mo. USD LIBOR + 3.990%)	5.875%	6/15/25	110,000	113,082	(b)(c)
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	720,000	670,150
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	1,690,000	1,663,944
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	400,000	394,668
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	2,290,000	2,274,912
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	90,000	90,949
Westpac Banking Corp., Senior Notes	2.300%	5/26/20	70,000	69,219
Westpac Banking Corp., Senior Notes	2.600%	11/23/20	390,000	385,543
Total Banks				71,848,777
Capital Markets — 2.6%
Charles Schwab Corp., Senior Notes	3.850%	5/21/25	600,000	609,510
Credit Suisse NY, Senior Notes	3.625%	9/9/24	2,040,000	2,026,761
Daiwa Securities Group Inc., Senior notes	3.129%	4/19/22	220,000	216,716	(a)

See Notes to Financial Statements.

18	Western Asset Intermediate Bond Fund 2018 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Goldman Sachs Capital II, Junior Subordinated Bonds (3 mo. USD LIBOR + 0.768%, 4.000% floor)	4.000%	7/2/18	$91,000	$77,805	(b)(c)
Goldman Sachs Group Inc., Senior Bonds (4.223% to 5/1/28 then 3 mo. USD LIBOR + 1.301%)	4.223%	5/1/29	840,000	828,495	(b)
Goldman Sachs Group Inc., Senior Bonds	4.750%	10/21/45	130,000	131,852
Goldman Sachs Group Inc., Senior Notes	2.300%	12/13/19	1,640,000	1,626,390
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	1,180,000	1,227,950
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	1,940,000	2,088,927
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	1,480,000	1,492,852
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	280,000	279,329
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	1,350,000	1,284,129
Goldman Sachs Group Inc., Senior Notes (3.814% to 4/23/28 then 3 mo. USD LIBOR + 1.158%)	3.814%	4/23/29	940,000	903,749	(b)
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	2,280,000	2,264,318
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	60,000	62,017
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	7/2/18	6,200,000	0	*(c)(d)(e)(f)(g)
Lehman Brothers Holdings E-Capital Trust I, Junior Subordinated Notes	3.589%	8/19/65	360,000	0	*(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	30,000	0	*(e)(f)(g)(h)
Morgan Stanley, Senior Notes	7.300%	5/13/19	2,370,000	2,467,838
Morgan Stanley, Senior Notes	5.500%	7/24/20	600,000	629,505
Morgan Stanley, Senior Notes (3.772% to 1/24/28 then 3 mo. USD LIBOR + 1.140%)	3.772%	1/24/29	2,270,000	2,197,827	(b)
Total Capital Markets				20,415,970
Consumer Finance — 0.3%
American Express Co., Senior Notes	2.650%	12/2/22	1,500,000	1,449,399
American Express Credit Corp., Senior Notes	2.375%	5/26/20	380,000	375,593
Synchrony Financial, Senior Bonds	3.000%	8/15/19	430,000	430,093
Total Consumer Finance				2,255,085
Diversified Financial Services — 1.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.250%	7/1/20	1,540,000	1,567,441
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.500%	5/26/22	210,000	206,717
Banco Nacional de Comercio Exterior SNC, Subordinated Notes (3.800% to 8/11/21 then 5 year Treasury Constant Maturity Rate + 3.000%)	3.800%	8/11/26	660,000	636,906	(a)(b)
Banque Federative du Credit Mutuel SA, Senior Notes	2.200%	7/20/20	230,000	225,358	(a)
CDP Financial Inc., Senior Notes	4.400%	11/25/19	1,270,000	1,303,458	(a)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2018 Annual Report	19

Schedule of investments (cont’d)

May 31, 2018

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
GE Capital International Funding Co., Unlimited Co., Senior Notes	2.342%	11/15/20	$1,464,000	$1,434,204
GE Capital International Funding Co., Unlimited Co., Senior Notes	3.373%	11/15/25	2,300,000	2,210,863
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	2,880,000	3,092,351
Syngenta Finance NV, Senior Notes	3.933%	4/23/21	2,240,000	2,241,713	(a)
Total Diversified Financial Services				12,919,011
Insurance — 0.1%
Chubb INA Holdings Inc., Senior Notes	2.300%	11/3/20	170,000	167,512
Chubb INA Holdings Inc., Senior Notes	3.350%	5/3/26	100,000	97,845
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	390,000	487,500	(a)
Nuveen Finance LLC, Senior Notes	2.950%	11/1/19	220,000	219,594	(a)
Reliance Standard Life Global Funding II, Secured Notes	2.500%	1/15/20	130,000	128,772	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	6.850%	12/16/39	32,000	42,447	(a)
Total Insurance				1,143,670
Thrifts & Mortgage Finance — 0.1%
Stadshypotek AB, Secured Notes	1.875%	10/2/19	390,000	385,598	(a)
Total Financials				108,968,111
Health Care — 3.3%
Biotechnology — 0.6%
AbbVie Inc., Senior Notes	2.900%	11/6/22	220,000	215,146
AbbVie Inc., Senior Subordinated Notes	3.600%	5/14/25	510,000	497,959
Amgen Inc., Senior Notes	2.125%	5/1/20	80,000	78,932
Amgen Inc., Senior Notes	3.625%	5/22/24	120,000	120,421
Celgene Corp., Senior Bonds	2.250%	8/15/21	330,000	319,331
Celgene Corp., Senior Notes	3.550%	8/15/22	410,000	409,041
Celgene Corp., Senior Notes	3.875%	8/15/25	640,000	629,195
Gilead Sciences Inc., Senior Bonds	2.050%	4/1/19	640,000	637,484
Gilead Sciences Inc., Senior Bonds	3.700%	4/1/24	90,000	90,767
Gilead Sciences Inc., Senior Notes	1.850%	9/20/19	540,000	534,530
Gilead Sciences Inc., Senior Notes	2.550%	9/1/20	110,000	109,173
Gilead Sciences Inc., Senior Notes	2.500%	9/1/23	700,000	672,601
Total Biotechnology				4,314,580
Health Care Equipment & Supplies — 0.6%
Abbott Laboratories, Senior Notes	2.350%	11/22/19	252,000	250,711
Abbott Laboratories, Senior Notes	3.400%	11/30/23	1,000,000	994,699
Becton, Dickinson & Co., Senior Notes	3.363%	6/6/24	870,000	842,005

See Notes to Financial Statements.

20	Western Asset Intermediate Bond Fund 2018 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Equipment & Supplies — continued
Becton, Dickinson & Co., Senior Notes	3.734%	12/15/24	$84,000	$82,574
Becton, Dickinson & Co., Senior Notes	4.685%	12/15/44	290,000	283,526
Medtronic Global Holdings S.C.A., Senior Notes	1.700%	3/28/19	580,000	576,466
Medtronic Global Holdings S.C.A., Senior Notes	3.350%	4/1/27	780,000	767,726
Medtronic Inc., Senior Notes	3.125%	3/15/22	210,000	209,670
Medtronic Inc., Senior Notes	3.500%	3/15/25	400,000	399,599
Total Health Care Equipment & Supplies				4,406,976
Health Care Providers & Services — 1.6%
Aetna Inc., Senior Notes	2.800%	6/15/23	1,070,000	1,029,159
Anthem Inc., Senior Notes	3.700%	8/15/21	70,000	70,761
Anthem Inc., Senior Notes	3.125%	5/15/22	330,000	326,094
Cardinal Health Inc., Senior Notes	2.616%	6/15/22	480,000	462,112
CVS Health Corp., Senior Notes	2.250%	12/5/18	290,000	289,508
CVS Health Corp., Senior Notes	3.350%	3/9/21	260,000	260,508
CVS Health Corp., Senior Notes	4.000%	12/5/23	1,000,000	1,011,377
CVS Health Corp., Senior Notes	4.100%	3/25/25	1,600,000	1,608,088
CVS Health Corp., Senior Notes	3.875%	7/20/25	868,000	855,754
CVS Health Corp., Senior Notes	4.300%	3/25/28	3,070,000	3,060,673
Humana Inc., Senior Notes	3.150%	12/1/22	110,000	108,562
Humana Inc., Senior Notes	2.900%	12/15/22	1,300,000	1,271,786
Humana Inc., Senior Notes	3.950%	3/15/27	1,220,000	1,208,895
UnitedHealth Group Inc., Senior Notes	2.700%	7/15/20	350,000	349,053
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	380,000	387,743
UnitedHealth Group Inc., Senior Notes	2.875%	12/15/21	230,000	228,379
UnitedHealth Group Inc., Senior Notes	3.750%	7/15/25	190,000	191,234
Total Health Care Providers & Services				12,719,686
Pharmaceuticals — 0.5%
Actavis Funding SCS, Senior Notes	3.450%	3/15/22	600,000	593,124
Actavis Funding SCS, Senior Notes	3.800%	3/15/25	1,350,000	1,315,408
Eli Lilly & Co., Senior Notes	2.350%	5/15/22	680,000	663,026
Johnson & Johnson, Senior Notes	2.450%	3/1/26	1,390,000	1,305,714
Merck & Co. Inc., Senior Notes	2.750%	2/10/25	130,000	124,945
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	230,000	206,862
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	60,000	51,453
Total Pharmaceuticals				4,260,532
Total Health Care				25,701,774

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2018 Annual Report	21

Schedule of investments (cont’d)

May 31, 2018

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Industrials — 2.1%
Aerospace & Defense — 0.6%
Boeing Co., Senior Notes	6.000%	3/15/19	$780,000	$800,011
General Dynamics Corp., Senior Notes	3.750%	5/15/28	1,040,000	1,050,434
Lockheed Martin Corp., Senior Notes	3.350%	9/15/21	190,000	191,257
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	450,000	446,498
Northrop Grumman Corp., Senior Notes	2.550%	10/15/22	580,000	561,339
Northrop Grumman Corp., Senior Notes	2.930%	1/15/25	1,350,000	1,288,161
United Technologies Corp., Senior Notes	4.500%	4/15/20	170,000	175,186
Total Aerospace & Defense				4,512,886
Air Freight & Logistics — 0.1%
United Parcel Service Inc., Senior Notes	2.500%	4/1/23	410,000	397,372
Airlines — 0.0%
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.545%	2/2/19	39,969	40,369	(g)
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Bonds	6.821%	8/10/22	279,778	307,974
Total Airlines				348,343
Commercial Services & Supplies — 0.3%
Cintas Corp., Senior Notes	2.900%	4/1/22	460,000	452,474
Cintas Corp., Senior Notes	3.700%	4/1/27	1,040,000	1,029,859
Republic Services Inc., Senior Notes	3.200%	3/15/25	750,000	730,380
Waste Management Inc., Senior Notes	3.500%	5/15/24	450,000	449,307
Total Commercial Services & Supplies				2,662,020
Electrical Equipment — 0.3%
Eaton Corp., Senior Notes	2.750%	11/2/22	2,640,000	2,578,550
Industrial Conglomerates — 0.7%
General Electric Co., Senior Notes	5.500%	1/8/20	50,000	51,998
General Electric Co., Senior Notes	5.550%	5/4/20	220,000	230,259
General Electric Co., Senior Notes	4.650%	10/17/21	1,330,000	1,388,899
General Electric Co., Senior Notes	6.875%	1/10/39	1,590,000	2,030,571
General Electric Co., Senior Notes	4.500%	3/11/44	210,000	204,298
General Electric Co., Subordinated Notes	5.300%	2/11/21	1,184,000	1,241,037
Total Industrial Conglomerates				5,147,062
Machinery — 0.1%
John Deere Capital Corp., Senior Notes	2.250%	4/17/19	360,000	358,835
Trading Companies & Distributors — 0.0%
Aviation Capital Group Corp., Senior Notes	6.750%	4/6/21	290,000	316,395	(a)
Total Industrials				16,321,463

See Notes to Financial Statements.

22	Western Asset Intermediate Bond Fund 2018 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Information Technology — 3.0%
Internet Software & Services — 0.2%
Tencent Holdings Ltd., Senior Notes	3.375%	5/2/19	$450,000	$452,663	(a)
Tencent Holdings Ltd., Senior Notes	3.595%	1/19/28	1,200,000	1,152,039	(a)
Total Internet Software & Services				1,604,702
IT Services — 0.4%
MasterCard Inc., Senior Notes	3.375%	4/1/24	700,000	704,367
Visa Inc., Senior Notes	2.200%	12/14/20	840,000	827,505
Visa Inc., Senior Notes	3.150%	12/14/25	1,400,000	1,370,324
Visa Inc., Senior Notes	4.300%	12/14/45	320,000	339,030
Total IT Services				3,241,226
Semiconductors & Semiconductor Equipment — 0.3%
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	3.125%	1/15/25	590,000	551,464
Intel Corp., Senior Notes	3.700%	7/29/25	140,000	142,190
QUALCOMM Inc., Senior Notes	2.100%	5/20/20	1,150,000	1,147,575
Total Semiconductors & Semiconductor Equipment				1,841,229
Software — 1.1%
Microsoft Corp., Senior Bonds	2.400%	8/8/26	3,310,000	3,075,875
Microsoft Corp., Senior Notes	1.850%	2/6/20	1,280,000	1,265,933
Microsoft Corp., Senior Notes	1.550%	8/8/21	510,000	490,741
Microsoft Corp., Senior Notes	2.400%	2/6/22	740,000	727,364
Microsoft Corp., Senior Notes	3.300%	2/6/27	670,000	664,498
Microsoft Corp., Senior Notes	3.450%	8/8/36	20,000	19,396
Oracle Corp., Senior Notes	2.500%	10/15/22	1,020,000	997,053
Salesforce.com Inc., Senior Notes	3.250%	4/11/23	370,000	369,190
Salesforce.com Inc., Senior Notes	3.700%	4/11/28	710,000	707,037
Total Software				8,317,087
Technology Hardware, Storage & Peripherals — 1.0%
Apple Inc., Senior Notes	2.000%	11/13/20	370,000	364,090
Apple Inc., Senior Notes	1.550%	8/4/21	290,000	278,917
Apple Inc., Senior Notes	2.400%	5/3/23	1,780,000	1,723,502
Apple Inc., Senior Notes	2.450%	8/4/26	1,170,000	1,080,394
Apple Inc., Senior Notes	3.350%	2/9/27	80,000	78,940
Apple Inc., Senior Notes	2.900%	9/12/27	850,000	807,916
Dell International LLC/EMC Corp., Senior Secured Notes	3.480%	6/1/19	1,580,000	1,586,697	(a)
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	1,950,000	1,987,812	(a)
Total Technology Hardware, Storage & Peripherals				7,908,268
Total Information Technology				22,912,512

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2018 Annual Report	23

Schedule of investments (cont’d)

May 31, 2018

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Materials — 2.0%
Chemicals — 0.3%
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	$1,080,000	$1,042,598	(a)
Nutrien Ltd., Senior Notes	6.500%	5/15/19	360,000	370,726
OCP SA, Senior Notes	4.500%	10/22/25	550,000	529,960	(a)
Total Chemicals				1,943,284
Metals & Mining — 1.7%
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	990,000	944,844	(a)
BHP Billiton Finance USA Ltd., Senior Notes	2.875%	2/24/22	40,000	39,598
BHP Billiton Finance USA Ltd., Subordinated Notes (6.750% to 10/20/25 then USD 5 year Swap Rate + 5.093%)	6.750%	10/19/75	1,670,000	1,821,135	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.625%	8/1/27	1,310,000	1,249,504	(a)
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	730,000	726,350
Glencore Funding LLC, Senior Notes	2.875%	4/16/20	110,000	109,048	(a)
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	1,840,000	1,840,564	(a)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	680,000	650,733	(a)
Southern Copper Corp., Senior Notes	3.500%	11/8/22	1,040,000	1,025,095
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,140,000	1,150,102
Vale Overseas Ltd., Senior Notes	6.250%	8/10/26	690,000	749,478
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	2,830,000	3,189,410
Total Metals & Mining				13,495,861
Total Materials				15,439,145
Real Estate — 0.2%
Equity Real Estate Investment Trusts (REITs) — 0.2%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Notes	2.700%	9/17/19	1,260,000	1,254,537	(a)
Telecommunication Services — 1.3%
Diversified Telecommunication Services — 0.8%
AT&T Inc., Senior Notes	3.400%	5/15/25	1,070,000	1,023,546
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	460,000	433,838	(a)
Deutsche Telekom International Finance BV, Senior Notes	2.820%	1/19/22	150,000	146,683	(a)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	110,000	114,218
Telefonica Emisiones SAU, Senior Notes	4.895%	3/6/48	2,270,000	2,165,513
Verizon Communications Inc., Senior Notes	4.600%	4/1/21	430,000	447,262
Verizon Communications Inc., Senior Notes	2.946%	3/15/22	110,000	108,233
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	360,000	387,577
Verizon Communications Inc., Senior Notes	3.500%	11/1/24	740,000	728,258
Verizon Communications Inc., Senior Notes	3.376%	2/15/25	249,000	240,386
Verizon Communications Inc., Senior Notes	4.125%	3/16/27	170,000	170,756
Total Diversified Telecommunication Services				5,966,270

See Notes to Financial Statements.

24	Western Asset Intermediate Bond Fund 2018 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Wireless Telecommunication Services — 0.5%
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	$1,090,000	$1,124,710
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	1,041,250	1,036,044	(a)
Vodafone Group PLC, Senior Notes	3.750%	1/16/24	1,990,000	1,982,028
Total Wireless Telecommunication Services				4,142,782
Total Telecommunication Services				10,109,052
Utilities — 1.0%
Electric Utilities — 1.0%
Comision Federal de Electricidad, Senior Notes	4.750%	2/23/27	690,000	671,887	(a)
Duke Energy Corp., Senior Notes	2.400%	8/15/22	1,640,000	1,583,339
Duke Energy Corp., Senior Notes	3.150%	8/15/27	510,000	477,066
FirstEnergy Corp., Senior Notes	2.850%	7/15/22	1,780,000	1,731,791
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	1,080,000	1,102,979
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	1,000,000	983,540
PT Perusahaan Listrik Negara, Senior Notes	4.125%	5/15/27	730,000	686,904	(a)
PT Perusahaan Listrik Negara, Senior Notes	5.450%	5/21/28	580,000	599,150	(a)
Total Utilities				7,836,656
Total Corporate Bonds & Notes (Cost — $300,972,794)				290,593,439
Asset-Backed Securities — 8.8%
Access Group Inc., 2005-A A3 (3 mo. USD LIBOR + 0.400%)	2.760%	7/25/34	1,435,538	1,426,741	(b)
ACIS CLO Ltd., 2015-6A A1 (3 mo. USD LIBOR + 1.590%)	3.948%	5/1/27	690,000	691,075	(a)(b)
American Money Management Corp., 2012-11A A1R2 (3 mo. USD LIBOR + 1.010%)	3.369%	4/30/31	1,530,000	1,530,814	(a)(b)
American Money Management Corp., 2013-12A AR (3 mo. USD LIBOR + 1.200%)	3.553%	11/10/30	500,000	503,541	(a)(b)
Apex Credit CLO LLC, 2016-1A A2A (3 mo. USD LIBOR + 0.750%)	3.116%	7/27/28	650,000	650,196	(a)(b)
Apidos CLO, 2015-22A A1 (3 mo. USD LIBOR + 1.500%)	3.859%	10/20/27	1,500,000	1,504,563	(a)(b)
Apollo Credit Funding Ltd., 2004-A A1 (3 mo. USD LIBOR + 1.470%)	3.818%	4/15/27	750,000	750,856	(a)(b)
Ares CLO Ltd., 2015-1A A1R (3 mo. USD LIBOR + 1.350%)	3.375%	12/5/25	750,000	753,022	(a)(b)
Avery Point CLO Ltd., 2014-5A AR (3 mo. USD LIBOR + 0.980%)	3.333%	7/17/26	1,250,000	1,251,249	(a)(b)
Avis Budget Rental Car Funding AESOP LLC, 2017-2A A	2.970%	3/20/24	1,180,000	1,156,818	(a)
Ballyrock CLO Ltd., 2018-1A A1 (3 mo. USD LIBOR + 1.000%)	3.357%	4/20/31	1,890,000	1,889,896	(a)(b)
Bear Stearns Asset-Backed Securities Trust, 2004-SD2 A3 (1 year Treasury Constant Maturity Rate + 2.320%)	3.645%	3/25/44	616,684	619,598	(b)
BlueMountain CLO Ltd., 2012-2A AR (3 mo. USD LIBOR + 1.420%)	3.751%	11/20/28	1,250,000	1,253,160	(a)(b)
BlueMountain CLO Ltd., 2015-3A A1R (3 mo. USD LIBOR + 1.000%)	3.337%	4/20/31	1,500,000	1,500,000	(a)(b)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2018 Annual Report	25

Schedule of investments (cont’d)

May 31, 2018

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Bowman Park CLO Ltd., 2014-1A AR (3 mo. USD LIBOR + 1.180%)	3.510%	11/23/25	$750,000	$750,336	(a)(b)
Carlyle Global Market Strategies, 2017-2A A1B (3 mo. USD LIBOR + 1.220%)	3.579%	7/20/31	750,000	752,925	(a)(b)
Catskill Park CLO Ltd., 2017-1A A2 (3 mo. USD LIBOR + 1.700%)	4.059%	4/20/29	1,250,000	1,257,627	(a)(b)
CIFC Funding Ltd., 2014-4A A1R (3 mo. USD LIBOR + 1.380%)	3.733%	10/17/26	500,000	500,328	(a)(b)
Countrywide Asset-Backed Certificates, 2005-8 M4 (1 mo. USD LIBOR + 0.930%)	2.890%	12/25/35	1,470,000	1,486,009	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B (1 mo. USD LIBOR + 0.150%)	2.047%	11/15/36	877,546	755,521	(b)
Countrywide Home Equity Loan Trust, 2006-I 2A (1 mo. USD LIBOR + 0.140%)	2.037%	1/15/37	1,252,237	1,192,029	(b)
DRB Prime Student Loan Trust, 2015-B A1 (1 mo. USD LIBOR + 1.900%)	3.797%	10/27/31	759,618	781,130	(a)(b)
DRB Prime Student Loan Trust, 2015-B A2	3.170%	7/25/31	765,163	765,133	(a)
Dryden Senior Loan Fund, 2015-37A AR (3 mo. USD LIBOR + 1.100%)	2.820%	1/15/31	750,000	753,014	(a)(b)
First Franklin Mortgage Loan Asset Backed Certificates, 2003-FF1 A1 (1 mo. USD LIBOR + 1.125%)	3.008%	3/25/33	771,787	759,121	(b)
Greenpoint Manufactured Housing, 2001-2 IA2 (Auction Rate Security)	5.397%	2/20/32	225,000	225,183	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2 (Auction Rate Security)	5.397%	3/13/32	350,000	350,251	(b)
GRMT Mortgage Loan Trust, 2001-1A A5	6.650%	7/20/31	52,547	52,613	(a)
GSAA Home Equity Trust, 2005-8 A4 (1 mo. USD LIBOR + 0.270%)	2.230%	6/25/35	172,580	173,497	(b)
GT Loan Financing Ltd., 2013-1A A (3 mo. USD LIBOR + 1.270%)	3.629%	10/28/24	54,850	54,917	(a)(b)
Hertz Vehicle Financing LLC, 2017-1A A	2.960%	10/25/21	3,380,000	3,353,933	(a)
Hertz Vehicle Financing LLC, 2018-1A A	3.290%	2/25/24	3,760,000	3,717,478	(a)
Hertz Vehicle Financing LLC, 2018-1A B	3.600%	2/25/24	720,000	708,716	(a)
LCM Ltd. Partnership, 2023-A A1 (3 mo. USD LIBOR + 1.400%)	3.759%	10/20/29	750,000	754,948	(a)(b)
Magnetite CLO Ltd., 2016-18A A (3 mo. USD LIBOR + 1.400%)	3.743%	11/15/28	740,000	742,412	(a)(b)
Magnetite CLO Ltd., 2016-18A C (3 mo. USD LIBOR + 2.350%)	4.693%	11/15/28	500,000	502,451	(a)(b)
Morgan Stanley Dean Witter Capital I Inc. Trust, 2003-NC2 M1 (1 mo. USD LIBOR + 1.350%)	3.310%	2/25/33	740,175	738,122	(b)
Navient Student Loan Trust, 2017-3A A3 (1 mo. USD LIBOR + 1.050%)	3.010%	7/26/66	1,580,000	1,621,614	(a)(b)
Navient Student Loan Trust, 2017-5A A (1 mo. USD LIBOR + 0.800%)	2.760%	7/26/66	1,260,382	1,274,515	(a)(b)
NCUA Guaranteed Notes, 2010-A1 A (1 mo. USD LIBOR + 0.350%)	2.245%	12/7/20	697,110	699,161	(b)

See Notes to Financial Statements.

26	Western Asset Intermediate Bond Fund 2018 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
OHA Loan Funding Ltd., 2015-1A AR (3 mo. USD LIBOR + 1.410%)	3.249%	8/15/29	$500,000	$502,612	(a)(b)
Option One Mortgage Loan Trust, 2005-2 M1 (1 mo. USD LIBOR + 0.660%)	2.620%	5/25/35	1,280,360	1,287,015	(b)
OZLM Ltd., 2015-12A A1 (3 mo. USD LIBOR + 1.450%)	3.809%	4/30/27	1,250,000	1,250,392	(a)(b)
Prosper Marketplace Issuance Trust, 2017-3A A	2.360%	11/15/23	1,012,756	1,012,412	(a)
SLM Student Loan Trust, 2002-A A2 (3 mo. USD LIBOR + 0.550%)	2.675%	12/16/30	1,025,696	1,023,869	(b)
SLM Student Loan Trust, 2003-04 A5A (3 mo. USD LIBOR + 0.750%)	2.875%	3/15/33	665,634	666,513	(a)(b)
SLM Student Loan Trust, 2003-04 A5E (3 mo. USD LIBOR + 0.750%)	2.875%	3/15/33	1,354,488	1,356,277	(a)(b)
SLM Student Loan Trust, 2006-10 A6 (3 mo. USD LIBOR + 0.150%)	2.510%	3/25/44	7,650,000	7,449,881	(b)
SLM Student Loan Trust, 2006-BW A5 (3 mo. USD LIBOR + 0.200%)	2.325%	12/15/39	3,520,166	3,457,469	(b)
Small Business Administration Participation Certificates, 2017-10B 1	2.518%	9/10/27	553,926	539,810
Small Business Administration Participation Certificates, 2017-20D 1	2.840%	4/1/37	355,178	345,546
TCI-Flatiron CLO Ltd., 2016-1A A (3 mo. USD LIBOR + 1.550%)	3.903%	7/17/28	1,000,000	1,004,999	(a)(b)
TCI-Symphony CLO, 2016-1A B1 (3 mo. USD LIBOR + 1.800%)	4.142%	10/13/29	750,000	752,984	(a)(b)
Towd Point Mortgage Trust, 2017-4 A1	2.750%	6/25/57	2,231,107	2,211,956	(a)(b)
Towd Point Mortgage Trust, 2017-6 A1	2.750%	10/25/57	1,596,427	1,574,152	(a)(b)
Venture CDO Ltd., 2016-24A A1D (3 mo. USD LIBOR + 1.420%)	3.779%	10/20/28	500,000	501,375	(a)(b)
Voya CLO Ltd., 2015-1A A1R (3 mo. USD LIBOR + 0.900%)	3.255%	1/18/29	500,000	499,650	(a)(b)
Voya CLO Ltd., 2017-2A A2A (3 mo. USD LIBOR + 1.710%)	4.058%	6/7/30	750,000	755,837	(a)(b)
ZAIS CLO 2 Ltd., 2014-2A A1BR	2.920%	7/25/26	1,250,000	1,237,384	(a)
ZAIS CLO 5 Ltd., 2016-2A A1 (3 mo. USD LIBOR + 1.530%)	3.878%	10/15/28	500,000	501,135	(a)(b)
Total Asset-Backed Securities (Cost — $67,451,604)				68,135,781
Collateralized Mortgage Obligations (i) — 10.2%
280 Park Avenue Mortgage Trust, 2017-280P A (1 mo. USD LIBOR + 0.880%)	2.777%	9/15/34	2,320,000	2,329,489	(a)(b)
ARM Trust, 2004-5 4A1 (12 mo. USD LIBOR + 2.000%)	3.599%	4/25/35	633,426	624,761	(b)
BCAP LLC Trust, 2011-RR5 11A4 (1 mo. USD LIBOR + 0.150%)	2.047%	5/28/36	1,394,770	1,384,341	(a)(b)
BCAP LLC Trust, 2015-RR6 1A2	3.500%	5/26/37	2,285,000	2,173,048	(a)(b)
BX Trust, 2017-IMC A (1 mo. USD LIBOR + 1.050%)	2.969%	10/15/32	2,930,000	2,942,022	(a)(b)
CD Commercial Mortgage Trust, 2016-CD2 A4	3.526%	11/10/49	530,000	528,929	(b)
Citigroup Commercial Mortgage Trust, 2014-GC25 AS	4.017%	10/10/47	640,000	647,024
Citigroup Commercial Mortgage Trust, 2015-GC33 A4	3.778%	9/10/58	520,000	529,094

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2018 Annual Report	27

Schedule of investments (cont’d)

May 31, 2018

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (i) — continued
Commercial Mortgage Pass-Through Certificates, 2013-CR12 AM	4.300%	10/10/46	$80,000	$82,654
Commercial Mortgage Pass-Through Certificates, 2013-CR12 B	4.762%	10/10/46	70,000	72,278	(b)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 C	5.248%	10/10/46	40,000	39,908	(b)
Commercial Mortgage Trust, 2013-300P B	4.540%	8/10/30	560,000	579,555	(a)(b)
Commercial Mortgage Trust, 2013-CR13 XA, IO	1.058%	11/10/46	2,573,922	76,807	(b)
Commercial Mortgage Trust, 2014-CR18 XA, IO	1.366%	7/15/47	5,715,699	234,462	(b)
Commercial Mortgage Trust, 2014-CR19 C	4.872%	8/10/47	560,000	560,523	(b)
Commercial Mortgage Trust, 2014-UBS2 XA, IO	1.343%	3/10/47	3,972,860	191,466	(b)
Credit Suisse Mortgage Trust, 2017-LSTK A	2.761%	4/5/33	580,000	573,272	(a)
Credit Suisse Mortgage Trust, 2017-RPL3 A1 (12 mo. USD LIBOR + 2.320%)	4.000%	8/1/57	1,583,666	1,638,481	(a)(b)
CSAIL Commercial Mortgage Trust, 2018-CX11 A5	4.033%	4/15/51	950,000	975,658	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2 (1 mo. USD LIBOR + 0.700%)	2.587%	12/29/45	319,225	320,016	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4066 PI, IO	3.500%	9/15/31	3,441,708	387,966
Federal Home Loan Mortgage Corp. (FHLMC), 4203 PS, IO, PAC (-1.000 x 1 mo. USD LIBOR + 6.250%)	4.353%	9/15/42	825,239	106,262	(b)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 170 B, IO	10.000%	3/1/21	53	2
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2014-DN2 M2 (1 mo. USD LIBOR + 1.650%)	3.610%	4/25/24	642,045	650,923	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-DNA2 M2 (1 mo. USD LIBOR + 2.600%)	4.497%	12/25/27	522,931	534,971	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-DNA3 M2 (1 mo. USD LIBOR + 2.850%)	4.810%	4/25/28	1,998,826	2,074,209	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-HQA1 M2 (1 mo. USD LIBOR + 2.650%)	4.547%	3/25/28	534,881	545,000	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA1 M2 (1 mo. USD LIBOR + 2.900%)	4.860%	7/25/28	1,057,775	1,085,479	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA3 M2 (1 mo. USD LIBOR + 2.000%)	3.960%	12/25/28	1,360,000	1,379,987	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass Through Certificates, Q005 A2	3.352%	10/25/33	630,000	620,772
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K712 X1, IO	1.448%	11/25/19	2,742,778	39,644	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, S8FX A2	3.291%	3/25/27	590,000	581,391

See Notes to Financial Statements.

28	Western Asset Intermediate Bond Fund 2018 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (i) — continued
Federal National Mortgage Association (FNMA), 1992-96 B, PO, PAC	0.000%	5/25/22	$24	$23
Federal National Mortgage Association (FNMA), 2012-118 CI, IO	3.500%	12/25/39	1,230,724	142,100
Federal National Mortgage Association (FNMA), 2013-073 IA, IO	3.000%	9/25/32	1,600,207	166,896
Federal National Mortgage Association (FNMA) — CAS, 2014-C04 2M2 (1 mo. USD LIBOR + 5.000%)	6.960%	11/25/24	1,507,637	1,696,476	(b)
Flagstar Mortgage Trust, 2018-2 A4	3.500%	4/25/48	3,035,166	3,001,725	(a)(b)
FREMF Mortgage Trust, 2013-KF02 C (1 mo. USD LIBOR + 4.000%)	5.091%	12/25/45	61,233	61,306	(a)(b)
GE Business Loan Trust, 2006-2A A	0.511%	11/15/34	589,573	579,021	(a)(b)
Government National Mortgage Association (GNMA), 2010-H26 LF (1 mo. USD LIBOR + 0.350%)	2.233%	8/20/58	722,092	721,718	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF (1 mo. USD LIBOR + 0.450%)	2.333%	11/20/60	1,887,927	1,892,405	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA (1 mo. USD LIBOR + 0.500%)	2.383%	2/20/61	640,443	642,149	(b)
Government National Mortgage Association (GNMA), 2011-H09 AF (1 mo. USD LIBOR + 0.500%)	2.383%	3/20/61	311,149	312,164	(b)
Government National Mortgage Association (GNMA), 2012-027 IO, IO	0.977%	4/16/53	3,543,262	111,038	(b)
Government National Mortgage Association (GNMA), 2012-H30 GA (1 mo. USD LIBOR + 0.350%)	2.233%	12/20/62	1,240,771	1,240,127	(b)
Government National Mortgage Association (GNMA), 2013-95 IO, IO	0.651%	4/16/47	9,399,235	415,064	(b)
Government National Mortgage Association (GNMA), 2014-105 IO, IO	0.960%	6/16/54	5,044,117	265,308	(b)
Government National Mortgage Association (GNMA), 2014-130 IB, IO	0.902%	8/16/54	4,528,951	227,011	(b)
Government National Mortgage Association (GNMA), 2014-157 IO, IO	0.656%	5/16/55	5,573,854	258,470	(b)
Government National Mortgage Association (GNMA), 2014-186 IO, IO	0.780%	8/16/54	6,723,483	310,590	(b)
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	240,000	252,111	(b)
GS Mortgage Securities Trust, 2015-7R A (1 mo. USD LIBOR + 0.150%)	2.037%	9/26/37	943,114	920,017	(a)(b)
GS Mortgage Securities Trust, 2016-GS3 C	4.123%	10/10/49	570,000	563,679	(b)
HarborView Mortgage Loan Trust, 2004-10 4A (6 mo. USD LIBOR + 2.170%)	3.644%	1/19/35	210,442	209,305	(b)
Hospitality Mortgage Trust, 2017-HIT A (1 mo. USD LIBOR + 0.850%)	2.745%	5/8/30	570,000	571,232	(a)(b)
IMPAC CMB Trust, 2007-A A (1 mo. USD LIBOR + 0.500%)	2.460%	5/25/37	1,569,336	1,567,492	(a)(b)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2018 Annual Report	29

Schedule of investments (cont’d)

May 31, 2018

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (i) — continued
JPMBB Commercial Mortgage Securities Trust, 2013-C15 C	5.248%	11/15/45	$160,000	$166,441	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 B	5.044%	1/15/47	90,000	94,429	(b)
JPMBB Commercial Mortgage Securities Trust, 2014-C22 C	4.711%	9/15/47	300,000	292,436	(b)
JPMBB Commercial Mortgage Securities Trust, 2015-C29 C	4.342%	5/15/48	1,600,000	1,548,871	(b)
JPMBB Commercial Mortgage Securities Trust, 2015-C30 B	4.451%	7/15/48	654,000	662,592	(b)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 A3	3.801%	8/15/48	1,860,000	1,895,282
JPMBB Commercial Mortgage Securities Trust, 2015-C31 C	4.771%	8/15/48	740,000	733,946	(b)
JPMBB Commercial Mortgage Securities Trust, 2015-C32 D	4.318%	11/15/48	750,000	608,690	(b)
JPMDB Commercial Mortgage Securities Trust, 2017-C5 C	4.512%	3/15/50	290,000	290,538	(b)
JPMDB Commercial Mortgage Securities Trust, 2017-C7 A5	3.409%	10/15/50	1,640,000	1,611,890
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-PHH C (1 mo. USD LIBOR + 2.350%)	4.247%	8/15/27	400,000	400,342	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D (1 mo. USD LIBOR + 3.750%)	5.669%	5/15/28	1,020,000	1,017,759	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2016-JP3 A5	2.870%	8/15/49	540,000	513,799
JPMorgan Mortgage Trust, 2018-4 A1	3.500%	10/25/48	1,492,713	1,482,685	(a)(b)
JPMorgan Mortgage Trust, 2018-5 A1	3.500%	10/25/48	5,010,000	4,921,894	(a)(b)
Madison Avenue Trust, 2017-330M A	3.294%	8/15/34	630,000	619,338	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1 (6 mo. USD LIBOR + 1.750%)	3.685%	2/25/34	316,059	317,766	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C10 A4	4.217%	7/15/46	550,000	571,355	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 A5	3.635%	10/15/48	1,245,000	1,256,396
Morgan Stanley Bank of America Merrill Lynch Trust, 2016-C31 C	4.463%	11/15/49	570,000	559,319	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2016-C32 A4	3.720%	12/15/49	520,000	527,431
Morgan Stanley Capital I Trust, 2016-BNK2 A4	3.049%	11/15/49	610,000	587,144
Morgan Stanley Capital I Trust, 2016-UB11 A4	2.782%	8/15/49	540,000	509,651
Morgan Stanley Capital I Trust, 2016-UB12 A4	3.596%	12/15/49	530,000	528,135
Morgan Stanley Mortgage Loan Trust, 2004-6AR 1A (1 mo. USD LIBOR + 0.900%)	2.860%	7/25/34	240,082	239,461	(b)
MSCG Trust, 2015-ALDR A2	3.577%	6/7/35	1,440,000	1,412,813	(a)(b)
MSCG Trust, 2016-SNR C	5.205%	11/15/34	540,000	538,146	(a)
New Residential Mortgage Loan Trust, 2015-1A A2	3.750%	5/28/52	1,272,926	1,274,338	(a)(b)
New Residential Mortgage Loan Trust, 2017-1A A1	4.000%	2/25/57	1,258,094	1,277,148	(a)(b)
New Residential Mortgage Loan Trust, 2017-3A A1	4.000%	4/25/57	1,373,599	1,401,198	(a)(b)
New Residential Mortgage Loan Trust, 2017-4A A1	4.000%	5/25/57	2,271,092	2,311,166	(a)(b)

See Notes to Financial Statements.

30	Western Asset Intermediate Bond Fund 2018 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (i) — continued
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	$37,471	$35,720
SACO I Trust, 2007-VA1 A	8.992%	6/25/21	249,409	248,672	(a)(b)
Silverstone Master Issuer PLC, 2018-1A 1A (3 mo. USD LIBOR + 0.390%)	2.750%	1/21/70	640,000	640,939	(a)(b)
UBS-Barclays Commercial Mortgage Trust, 2012-C4 D	4.634%	12/10/45	570,000	508,509	(a)(b)
VSD LLC	3.600%	12/25/43	419,314	418,666	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR13 A2A (1 mo. USD LIBOR + 0.740%)	2.678%	11/25/34	658,566	650,074	(b)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	549,667	538,305	(a)(b)
Wells Fargo Commercial Mortgage Trust, 2015-NXS1 C	3.848%	5/15/48	540,000	519,167	(b)
Wells Fargo Commercial Mortgage Trust, 2015-NXS3 ASB	3.371%	9/15/57	570,000	571,920
Wells Fargo Commercial Mortgage Trust, 2016-BNK1 A3	2.652%	8/15/49	1,160,000	1,086,632
Wells Fargo Commercial Mortgage Trust, 2016-C36 A4	3.065%	11/15/59	540,000	520,335
Wells Fargo Commercial Mortgage Trust, 2017-C42 A4	3.589%	12/15/50	1,790,000	1,777,716
Wells Fargo Mortgage-Backed Securities Trust, 2004-M A7 (1 year Treasury Constant Maturity Rate + 2.490%)	3.520%	8/25/34	195,183	202,376	(b)
WF-RBS Commercial Mortgage Trust, 2014-C23 C	3.995%	10/15/57	520,000	506,893	(b)
WF-RBS Commercial Mortgage Trust, 2014-C23 XA, IO	0.795%	10/15/57	5,877,158	175,046	(b)
Total Collateralized Mortgage Obligations (Cost — $80,854,239)				79,211,190
Mortgage-Backed Securities — 8.9%
FHLMC — 3.1%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	7/1/47-8/1/47	2,499,642	2,567,722
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	6/13/48	8,100,000	8,082,597	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	6/13/48	12,900,000	13,191,464	(j)
Total FHLMC				23,841,783
FNMA — 4.9%
Federal National Mortgage Association (FNMA)	9.500%	4/15/21	1,416	1,472
Federal National Mortgage Association (FNMA) (12 mo. USD LIBOR + 1.431%)	3.418%	5/1/43	2,010,701	2,060,266	(b)
Federal National Mortgage Association (FNMA)	3.500%	7/1/43-3/1/57	1,463,230	1,459,034
Federal National Mortgage Association (FNMA)	4.000%	4/1/47-4/1/48	21,720,515	22,250,406
Federal National Mortgage Association (FNMA)	3.500%	6/13/48	11,000,000	10,975,078	(j)
Federal National Mortgage Association (FNMA)	4.000%	6/13/48	1,700,000	1,738,117	(j)
Total FNMA				38,484,373
GNMA — 0.9%
Government National Mortgage Association (GNMA) II	3.000%	11/20/47	2,057,576	2,018,301
Government National Mortgage Association (GNMA) II	5.000%	5/20/48	200,000	210,761

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2018 Annual Report	31

Schedule of investments (cont’d)

May 31, 2018

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
GNMA — continued
Government National Mortgage Association (GNMA) II	3.000%	6/20/48	$4,400,000	$4,312,000	(j)
Government National Mortgage Association (GNMA) II	5.000%	6/20/48	300,000	315,609	(j)
Total GNMA				6,856,671
Total Mortgage-Backed Securities (Cost — $69,532,442)				69,182,827
Municipal Bonds — 0.1%
Virginia — 0.1%
Virginia State Housing Development Authority Revenue (Cost — $648,500)	6.000%	6/25/34	656,774	685,048
Sovereign Bonds — 4.9%
Brazil — 0.1%
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	480,000	490,800
Canada — 0.4%
Province of Ontario, Senior Bonds	4.400%	4/14/20	1,440,000	1,484,861
Province of Quebec, Notes	2.625%	2/13/23	1,400,000	1,376,484
Total Canada				2,861,345
Colombia — 0.3%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	920,000	970,600
Republic of Colombia, Senior Notes	3.875%	4/25/27	1,210,000	1,157,062
Total Colombia				2,127,662
Indonesia — 0.5%
Republic of Indonesia, Senior Bonds	5.875%	3/13/20	240,000	250,221	(k)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	479,000	517,096	(a)
Republic of Indonesia, Senior Notes	3.850%	7/18/27	200,000	192,219	(a)
Republic of Indonesia, Senior Notes	5.125%	1/15/45	2,730,000	2,748,493	(k)
Republic of Indonesia, Senior Notes	5.125%	1/15/45	200,000	201,355	(a)
Total Indonesia				3,909,384
Kazakhstan — 0.2%
Republic of Kazakhstan, Senior Notes	4.875%	10/14/44	1,270,000	1,255,220	(a)
Kuwait — 0.3%
Kuwait International Government Bonds, Senior Notes	3.500%	3/20/27	2,170,000	2,110,154	(a)
Mexico — 0.9%
United Mexican States, Senior Notes	4.000%	10/2/23	2,530,000	2,538,539
United Mexican States, Senior Notes	3.600%	1/30/25	1,340,000	1,296,450
United Mexican States, Senior Notes	3.750%	1/11/28	530,000	498,067
United Mexican States, Senior Notes	4.750%	3/8/44	2,640,000	2,447,280
Total Mexico				6,780,336

See Notes to Financial Statements.

32	Western Asset Intermediate Bond Fund 2018 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Panama — 0.3%
Republic of Panama, Senior Bonds	6.700%	1/26/36	$930,000	$1,148,550
Republic of Panama, Senior Notes	4.500%	5/15/47	1,240,000	1,205,900
Total Panama				2,354,450
Peru — 0.3%
Republic of Peru, Senior Bonds	6.550%	3/14/37	1,720,000	2,162,900
Republic of Peru, Senior Bonds	5.625%	11/18/50	50,000	57,750
Total Peru				2,220,650
Poland — 0.4%
Republic of Poland, Senior Notes	5.125%	4/21/21	1,380,000	1,449,319
Republic of Poland, Senior Notes	4.000%	1/22/24	1,870,000	1,900,468
Total Poland				3,349,787
Russia — 0.7%
Russian Foreign Bond — Eurobond, Senior Bonds	4.875%	9/16/23	800,000	833,036	(a)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	253,205	281,777	(k)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	80,100	89,138	(a)
Russian Foreign Bond — Eurobond, Senior Bonds	5.625%	4/4/42	2,200,000	2,272,279	(k)
Russian Foreign Bond — Eurobond, Senior Bonds	5.875%	9/16/43	1,400,000	1,487,312	(k)
Russian Foreign Bond — Eurobond, Senior Notes	4.500%	4/4/22	200,000	204,105	(k)
Total Russia				5,167,647
Saudi Arabia — 0.2%
Saudi Government International Bond, Senior Notes	2.875%	3/4/23	1,970,000	1,897,317	(a)
United Arab Emirates — 0.2%
Abu Dhabi Government International Bond, Senior Notes	2.500%	10/11/22	2,100,000	2,016,651	(a)
Uruguay — 0.1%
Republic of Uruguay, Senior Bonds	5.100%	6/18/50	1,240,000	1,231,754
Total Sovereign Bonds (Cost — $39,011,181)				37,773,157
U.S. Government & Agency Obligations — 29.4%
U.S. Government Agencies — 1.9%
Federal Home Loan Bank (FHLB), Bonds	2.125%	2/11/20	330,000	328,420
Federal Home Loan Bank (FHLB), Bonds	5.625%	6/11/21	1,910,000	2,079,186
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	8,690,000	8,408,016
Tennessee Valley Authority, Senior Bonds	3.875%	2/15/21	3,600,000	3,719,160
Total U.S. Government Agencies				14,534,782
U.S. Government Obligations — 27.5%
U.S. Treasury Bonds	3.750%	11/15/43	37,880,000	43,112,175
U.S. Treasury Bonds	3.000%	2/15/47	6,510,000	6,532,124
U.S. Treasury Bonds	3.000%	5/15/47	6,590,000	6,608,406

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2018 Annual Report	33

Schedule of investments (cont’d)

May 31, 2018

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Obligations — continued
U.S. Treasury Bonds	2.750%	8/15/47	$5,390,000	$5,141,870
U.S. Treasury Bonds	2.750%	11/15/47	8,810,000	8,403,398
U.S. Treasury Bonds	3.000%	2/15/48	7,780,000	7,804,161
U.S. Treasury Bonds	3.125%	5/15/48	5,840,000	6,000,714
U.S. Treasury Notes	1.875%	4/30/22	14,020,000	13,634,450
U.S. Treasury Notes	2.000%	10/31/22	840,000	817,737
U.S. Treasury Notes	2.125%	12/31/22	4,370,000	4,271,163
U.S. Treasury Notes	1.625%	5/31/23	15,430,000	14,678,993
U.S. Treasury Notes	1.250%	7/31/23	8,430,000	7,850,438
U.S. Treasury Notes	2.125%	3/31/24	23,260,000	22,512,682
U.S. Treasury Notes	2.000%	5/31/24	1,220,000	1,170,723
U.S. Treasury Notes	2.000%	6/30/24	26,600,000	25,504,308
U.S. Treasury Notes	2.125%	7/31/24	5,180,000	4,999,914
U.S. Treasury Notes	2.250%	11/15/24	15,890,000	15,417,955
U.S. Treasury Notes	2.125%	11/30/24	11,970,000	11,522,528
U.S. Treasury Notes	2.250%	12/31/24	6,850,000	6,641,690
U.S. Treasury Notes	2.875%	4/30/25	170,000	171,172
U.S. Treasury Notes	2.875%	5/31/25	140,000	140,949
Total U.S. Government Obligations				212,937,550
Total U.S. Government & Agency Obligations (Cost — $231,826,961)				227,472,332
U.S. Treasury Inflation Protected Securities — 0.6%
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	1,306,254	1,450,759
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	1,197,438	1,154,007
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/27	1,856,582	1,805,455
Total U.S. Treasury Inflation Protected Securities (Cost — $4,278,886)				4,410,221

	Expiration Date	Contracts	Notional Amount
Purchased Options — 0.2%
Exchange-Traded Purchased Options — 0.2%
Eurodollar 1-Year Mid Curve Futures, Call @ $97.13	12/14/18	146	365,000	76,650
Eurodollar 1-Year Mid Curve Futures, Call @ $97.38	12/14/18	187	467,500	52,594
U.S. Treasury 5-Year Notes Futures, Call @ $113.00	6/22/18	284	284,000	268,469
U.S. Treasury 5-Year Notes Futures, Call @ $113.50	8/24/18	95	95,000	76,445
U.S. Treasury 5-Year Notes Futures, Call @ $114.00	6/22/18	97	97,000	28,797
U.S. Treasury 10-Year Notes Futures, Call @ $119.00	6/22/18	153	153,000	234,281
U.S. Treasury 10-Year Notes Futures, Call @ $119.50	6/22/18	126	126,000	139,781
U.S. Treasury 10-Year Notes Futures, Call @ $120.75	6/22/18	74	74,000	27,750

See Notes to Financial Statements.

34	Western Asset Intermediate Bond Fund 2018 Annual Report

Western Asset Intermediate Bond Fund

Security	Expiration Date	Contracts	Notional Amount	Value
Exchange-Traded Purchased Options — continued
U.S. Treasury 10-Year Notes Futures, Put @ $117.50	6/22/18	361	$361,000	$5,641
U.S. Treasury 10-Year Notes Futures, Put @ $118.00	6/22/18	73	73,000	2,281
U.S. Treasury Long-Term Bonds Futures, Call @ $142.00	6/22/18	120	120,000	397,500
U.S. Treasury Long-Term Bonds Futures, Call @ $142.50	6/1/18	48	48,000	126,000
U.S. Treasury Long-Term Bonds Futures, Call @ $143.00	6/1/18	24	24,000	51,375
U.S. Treasury Long-Term Bonds Futures, Call @ $143.00	6/22/18	61	61,000	150,594
U.S. Treasury Long-Term Bonds Futures, Put @ $139.00	6/22/18	66	66,000	3,094
Total Purchased Options (Cost — $740,394)				1,641,252
Total Investments before Short-Term Investments (Cost — $795,317,001)				779,105,247
	Rate	Maturity Date	Face Amount
Short-Term Investments — 3.5%
U.S. Government Agencies — 0.3%
Federal Home Loan Bank (FHLB), Discount Notes (Cost — $1,868,987)	1.508%	6/14/18	1,870,000	1,868,777	(l)

			Shares
Money Market Funds — 3.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $25,068,063)	1.683%		25,068,063	25,068,063
Total Short-Term Investments (Cost — $26,937,050)				26,936,840
Total Investments — 104.2% (Cost — $822,254,051)				806,042,087
Liabilities in Excess of Other Assets — (4.2)%				(32,575,425)
Total Net Assets — 100.0%				$773,466,662

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The coupon payment on these securities is currently in default as of May 31, 2018.

(e)	Value is less than $1.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(g)	Security is valued using significant unobservable inputs (See Note 1).

(h)	The maturity principal is currently in default as of May 31, 2018.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2018 Annual Report	35

Schedule of investments (cont’d)

May 31, 2018

Western Asset Intermediate Bond Fund

(i)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(j)	This security is traded on a to-be-announced (“TBA”) basis. At May 31, 2018, the Fund held TBA securities with a total cost of $38,349,582.

(k)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(l)	Rate shown represents yield-to-maturity.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CD	— Certificate of Deposit
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
IO	— Interest Only
JSC	— Joint Stock Company
LIBOR	— London Interbank Offered Rate
PAC	— Planned Amortization Class
PO	— Principal Only
STRIPS	— Separate Trading of Registered Interest and Principal Securities
USD	— United States Dollar

Schedule of Written Options
Schedule of Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
Eurodollar 1-Year Mid Curve Futures, Call	12/14/18	$97.50	292	$730,000	$60,225
Eurodollar 2-Year Mid Curve Futures, Call	12/14/18	97.38	187	467,500	56,100
U.S. Treasury 5-Year Notes Futures, Call	6/22/18	113.75	169	169,000	68,656
U.S. Treasury 5-Year Notes Futures, Call	6/22/18	113.50	99	99,000	54,914
U.S. Treasury 5-Year Notes Futures, Call	6/22/18	114.50	194	194,000	28,797
U.S. Treasury 10-Year Notes Futures, Call	6/22/18	120.00	288	288,000	216,000
U.S. Treasury 10-Year Notes Futures, Call	6/22/18	120.50	25	25,000	12,109
U.S. Treasury 10-Year Notes Futures, Call	6/22/18	122.00	96	96,000	10,500
U.S. Treasury 10-Year Notes Futures, Call	7/27/18	119.50	76	76,000	100,938
U.S. Treasury 10-Year Notes Futures, Call	7/27/18	120.00	48	48,000	48,750
U.S. Treasury 10-Year Notes Futures, Put	6/22/18	118.50	96	96,000	4,500
U.S. Treasury 10-Year Notes Futures, Put	6/22/18	116.50	100	100,000	1,562
U.S. Treasury Long-Term Bonds Futures, Call	6/22/18	144.00	122	122,000	211,594

See Notes to Financial Statements.

36	Western Asset Intermediate Bond Fund 2018 Annual Report

Western Asset Intermediate Bond Fund

Schedule of Written Options (cont’d)
Schedule of Exchange-Traded Written Options (cont’d)
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
U.S. Treasury Long-Term Bonds Futures, Call	6/22/18	$148.00	74	$74,000	$19,656
U.S. Treasury Long-Term Bonds Futures, Call	6/22/18	146.00	24	24,000	17,250
U.S. Treasury Long-Term Bonds Futures, Call	6/22/18	149.00	49	49,000	8,422
U.S. Treasury Long-Term Bonds Futures, Put	6/22/18	140.00	49	49,000	3,063
Total Exchange-Traded Written Options (Premiums received — $436,100)					$923,036

At May 31, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	1,064	12/19	$258,508,378	$258,432,300	$(76,078)
90-Day Eurodollar	432	6/20	105,163,303	104,905,800	(257,503)
90-Day Eurodollar	55	3/21	13,397,411	13,351,937	(45,474)
U.S. Treasury 2-Year Notes	61	9/18	12,889,797	12,946,297	56,500
U.S. Treasury 5-Year Notes	1,305	9/18	147,955,362	148,627,266	671,904
					349,349
Contracts to Sell:
90-Day Eurodollar	187	6/18	45,684,551	45,664,231	20,320
90-Day Eurodollar	197	9/18	48,143,930	48,050,763	93,167
90-Day Eurodollar	193	12/18	47,267,565	47,014,800	252,765
90-Day Eurodollar	80	3/19	19,549,896	19,471,000	78,896
U.S. Treasury 10-Year Notes	574	9/18	68,760,465	69,131,125	(370,660)
U.S. Treasury 10-Year Ultra Long-Term Bonds	56	9/18	7,057,594	7,187,250	(129,656)
U.S. Treasury Long-Term Bonds	725	9/18	103,905,926	105,215,625	(1,309,699)
U.S. Treasury Ultra Long-Term Bonds	195	9/18	29,975,618	31,102,500	(1,126,882)
					(2,491,749)
Net unrealized depreciation on open futures contracts					$(2,142,400)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2018 Annual Report	37

Schedule of investments (cont’d)

May 31, 2018

Western Asset Intermediate Bond Fund

At May 31, 2018, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	$17,784,000	5/31/22	3-month LIBOR quarterly	2.250% semi-annually	$29,472	$(388,348)
	73,474,000	9/19/23	3-month LIBOR quarterly	Daily U.S. Federal Funds Intraday Effective Rate quarterly plus 0.36375% quarterly	—	11,809
	20,830,000	11/15/43	2.950% semi-annually	3-month LIBOR quarterly	588,732	(559,054)
Total	$112,088,000				$618,204	$(935,593)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.IG.30 Index	$20,860,000	6/20/23	1.000% quarterly	$320,952	$370,214	$(49,262)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

See Notes to Financial Statements.

38	Western Asset Intermediate Bond Fund 2018 Annual Report

Statement of assets and liabilities

May 31, 2018

Assets:
Investments, at value (Cost — $822,254,051)	$806,042,087
Receivable for securities sold	6,177,899
Interest receivable	4,639,288
Deposits with brokers for open futures contracts and exchange-traded options	1,503,483
Deposits with brokers for centrally cleared swap contracts	1,482,276
Receivable for Fund shares sold	449,351
Prepaid expenses	92,205
Total Assets	820,386,589

Liabilities:
Payable for securities purchased	44,340,428
Written options, at value (premiums received — $436,100)	923,036
Payable to broker — variation margin on open futures contracts	612,977
Distributions payable	362,228
Investment management fee payable	253,114
Payable for Fund shares repurchased	198,591
Payable to broker — variation margin on centrally cleared swaps	86,295
Directors’ fees payable	2,174
Service and/or distribution fees payable	1,242
Accrued expenses	139,842
Total Liabilities	46,919,927
Total Net Assets	$773,466,662

Net Assets:
Par value (Note 7)	$72,175
Paid-in capital in excess of par value	793,507,452
Undistributed net investment income	188,803
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(475,613)
Net unrealized depreciation on investments, futures contracts, written options and swap contracts	(19,826,155)
Total Net Assets	$773,466,662

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2018 Annual Report	39

Statement of assets and liabilities (cont’d)

May 31, 2018

Net Assets:
Class A	$3,505,998
Class C	$496,854
Class R	$146,811
Class I	$431,930,782
Class IS	$337,386,217

Shares Outstanding:
Class A	327,516
Class C	46,308
Class R	13,698
Class I	40,317,659
Class IS	31,470,308

Net Asset Value:
Class A (and redemption price)	$10.70
Class C*	$10.73
Class R (and redemption price)	$10.72
Class I (and redemption price)	$10.71
Class IS (and redemption price)	$10.72
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.17

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

40	Western Asset Intermediate Bond Fund 2018 Annual Report

Statement of operations

For the Year Ended May 31, 2018

Investment Income:
Interest from unaffiliated investments	$20,833,085
Interest from affiliated investments	332,834
Total Investment Income	21,165,919

Expenses:
Investment management fee (Note 2)	2,792,136
Transfer agent fees (Note 5)	273,867
Registration fees	109,582
Fund accounting fees	70,288
Audit and tax fees	57,890
Shareholder reports	33,244
Service and/or distribution fees (Notes 2 and 5)	27,855
Legal fees	24,820
Directors’ fees	17,866
Fees recaptured by investment manager (Note 2)	11,276
Insurance	8,453
Custody fees	8,204
Commitment fees (Note 8)	5,446
Interest expense	530
Miscellaneous expenses	13,369
Total Expenses	3,454,826
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(12,398)
Net Expenses	3,442,428
Net Investment Income	17,723,491

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(3,405,732)
Futures contracts	3,863,643
Written options	1,619,305
Swap contracts	3,848,975
Net Realized Gain	5,926,191
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(17,482,889)
Futures contracts	(1,734,862)
Written options	(485,388)
Swap contracts	(1,853,714)
Change in Net Unrealized Appreciation (Depreciation)	(21,556,853)
Net Loss on Investments, Futures Contracts, Written Options and Swap Contracts	(15,630,662)
Increase in Net Assets From Operations	$2,092,829

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2018 Annual Report	41

Statements of changes in net assets

For the Years Ended May 31,	2018	2017

Operations:
Net investment income	$17,723,491	$12,952,564
Net realized gain	5,926,191	1,093,282
Change in net unrealized appreciation (depreciation)	(21,556,853)	2,024,585
Increase in Net Assets From Operations	2,092,829	16,070,431

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(17,625,768)	(12,417,845)
Net realized gains	—	(10,811,402)
Decrease in Net Assets From Distributions to Shareholders	(17,625,768)	(23,229,247)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	263,881,602	183,218,938
Reinvestment of distributions	13,402,335	16,405,464
Cost of shares repurchased	(110,390,586)	(78,793,276)
Increase in Net Assets From Fund Share Transactions	166,893,351	120,831,126
Increase in Net Assets	151,360,412	113,672,310

Net Assets:
Beginning of year	622,106,250	508,433,940
End of year*	$773,466,662	$622,106,250
* Includes undistributed net investment income of:	$188,803	$168,421

See Notes to Financial Statements.

42	Western Asset Intermediate Bond Fund 2018 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A Shares[1]	2018	2017	2016	2015	2014[2]	2013[3]

Net asset value, beginning of year	$10.94	$11.09	$11.17	$11.13	$10.90	$11.23

Income (loss) from operations:
Net investment income	0.22	0.22	0.23	0.19	0.09	0.20
Net realized and unrealized gain (loss)	(0.25)	0.06	0.01	0.04	0.23	(0.33)
Total income (loss) from operations	(0.03)	0.28	0.24	0.23	0.32	(0.13)

Less distributions from:
Net investment income	(0.21)	(0.21)	(0.23)	(0.19)	(0.09)	(0.20)
Net realized gains	—	(0.22)	(0.09)	—	—	—
Total distributions	(0.21)	(0.43)	(0.32)	(0.19)	(0.09)	(0.20)

Net asset value, end of year	$10.70	$10.94	$11.09	$11.17	$11.13	$10.90
Total return[4]	(0.28)%	2.60%	2.18%	2.12%	2.91%	(1.18)%

Net assets, end of year (000s)	$3,506	$6,374	$2,125	$856	$197	$181

Ratios to average net assets:
Gross expenses	0.87%	0.85%[5]	0.83%[5]	0.92%[5]	1.06%[6]	1.10%[5]
Net expenses[7]	0.87	0.85 [5]	0.82 [5,8]	0.90 [5,8]	0.90 [6,8]	0.89 [5,8]
Net investment income	2.02	2.00	2.05	1.72	1.96 [6]	1.78

Portfolio turnover rate[9]	84%	55%	106%	59%	34%	119%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 154%, 60%, 106% and 61% for the years ended May 31, 2018, 2017, 2016 and 2015, respectively, 46% for the period ended May 31, 2014 and 162% for the year ended December 31, 2013.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2018 Annual Report	43

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class C Shares[1]	2018	2017	2016	2015	2014[2]	2013[3]

Net asset value, beginning of year	$10.96	$11.11	$11.19	$11.15	$10.92	$11.23

Income (loss) from operations:
Net investment income	0.16	0.14	0.14	0.11	0.05	0.11
Net realized and unrealized gain (loss)	(0.23)	0.06	0.01	0.04	0.23	(0.30)
Total income (loss) from operations	(0.07)	0.20	0.15	0.15	0.28	(0.19)

Less distributions from:
Net investment income	(0.16)	(0.13)	(0.14)	(0.11)	(0.05)	(0.12)
Net realized gains	—	(0.22)	(0.09)	—	—	—
Total distributions	(0.16)	(0.35)	(0.23)	(0.11)	(0.05)	(0.12)

Net asset value, end of year	$10.73	$10.96	$11.11	$11.19	$11.15	$10.92
Total return[4]	(0.69)%	1.84%	1.35%	1.36%	2.68%	(1.83)%

Net assets, end of year (000s)	$497	$751	$602	$231	$340	$364

Ratios to average net assets:
Gross expenses	1.58%	1.59%[5]	1.65%[5]	1.67%[5]	1.79%[5,6]	1.77%[5]
Net expenses[7]	1.58 [8]	1.59 [5]	1.64 [5,8]	1.65 [5,8]	1.65 [5,6,8]	1.64 [5,8]
Net investment income	1.42	1.25	1.24	1.01	1.20 [6]	1.04

Portfolio turnover rate[9]	84%	55%	106%	59%	34%	119%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 154%, 60%, 106% and 61% for the years ended May 31, 2018, 2017, 2016 and 2015, respectively, 46% for the period ended May 31, 2014 and 162% for the year ended December 31, 2013.

See Notes to Financial Statements.

44	Western Asset Intermediate Bond Fund 2018 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class R Shares[1]	2018	2017	2016	2015	2014[2]	2013[3]

Net asset value, beginning of year	$10.94	$11.09	$11.18	$11.13	$10.90	$11.23

Income (loss) from operations:
Net investment income	0.20	0.19	0.19	0.16	0.08	0.17
Net realized and unrealized gain (loss)	(0.22)	0.06	0.00 [4]	0.06	0.22	(0.33)
Total income (loss) from operations	(0.02)	0.25	0.19	0.22	0.30	(0.16)

Less distributions from:
Net investment income	(0.20)	(0.18)	(0.19)	(0.17)	(0.07)	(0.17)
Net realized gains	—	(0.22)	(0.09)	—	—	—
Total distributions	(0.20)	(0.40)	(0.28)	(0.17)	(0.07)	(0.17)

Net asset value, end of year	$10.72	$10.94	$11.09	$11.18	$11.13	$10.90
Total return[5]	(0.18)%	2.29%	1.84%	1.86%	2.80%	(1.44)%

Net assets, end of year (000s)	$147	$208	$185	$106	$15	$14

Ratios to average net assets:
Gross expenses	1.23%[6]	1.26%[6]	1.36%[6]	1.19%[6]	1.28%[7]	1.37%
Net expenses[8,9]	1.15 [6]	1.15 [6]	1.15 [6]	1.15 [6]	1.15 [7]	1.15
Net investment income	1.85	1.69	1.72	1.45	1.71 [7]	1.53

Portfolio turnover rate[10]	84%	55%	106%	59%	34%	119%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 154%, 60%, 106% and 61% for the years ended May 31, 2018, 2017, 2016 and 2015, respectively, 46% for the period ended May 31, 2014 and 162% for the year ended December 31, 2013.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2018 Annual Report	45

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class I Shares[1]	2018	2017	2016	2015	2014[2]	2013[3]

Net asset value, beginning of year	$10.94	$11.09	$11.17	$11.13	$10.90	$11.23

Income (loss) from operations:
Net investment income	0.27	0.26	0.26	0.24	0.11	0.24
Net realized and unrealized gain (loss)	(0.23)	0.06	0.01	0.04	0.22	(0.33)
Total income (loss) from operations	0.04	0.32	0.27	0.28	0.33	(0.09)

Less distributions from:
Net investment income	(0.27)	(0.25)	(0.26)	(0.24)	(0.10)	(0.24)
Net realized gains	—	(0.22)	(0.09)	—	—	—
Total distributions	(0.27)	(0.47)	(0.35)	(0.24)	(0.10)	(0.24)

Net asset value, end of year	$10.71	$10.94	$11.09	$11.17	$11.13	$10.90
Total return[4]	0.36%	2.95%	2.49%	2.53%	3.08%	(0.78)%

Net assets, end of year (000s)	$431,931	$306,436	$284,689	$227,426	$191,802	$210,537

Ratios to average net assets:
Gross expenses	0.52%	0.50%	0.52%	0.50%	0.51%[5]	0.50%
Net expenses	0.52	0.50	0.51 [6]	0.49 [6]	0.49 [5,6]	0.48 [6]
Net investment income	2.52	2.34	2.36	2.15	2.36 [5]	2.18

Portfolio turnover rate[7]	84%	55%	106%	59%	34%	119%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 154%, 60%, 106% and 61% for the years ended May 31, 2018, 2017, 2016 and 2015, respectively, 46% for the period ended May 31, 2014 and 162% for the year ended December 31, 2013.

See Notes to Financial Statements.

46	Western Asset Intermediate Bond Fund 2018 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class IS Shares[1]	2018	2017	2016	2015	2014[2]	2013[3]

Net asset value, beginning of year	$10.95	$11.10	$11.17	$11.13	$10.90	$11.23

Income (loss) from operations:
Net investment income	0.28	0.26	0.26	0.24	0.11	0.25
Net realized and unrealized gain (loss)	(0.23)	0.06	0.03	0.04	0.23	(0.33)
Total income (loss) from operations	0.05	0.32	0.29	0.28	0.34	(0.08)

Less distributions from:
Net investment income	(0.28)	(0.25)	(0.27)	(0.24)	(0.11)	(0.25)
Net realized gains	—	(0.22)	(0.09)	—	—	—
Total distributions	(0.28)	(0.47)	(0.36)	(0.24)	(0.11)	(0.25)

Net asset value, end of year	$10.72	$10.95	$11.10	$11.17	$11.13	$10.90
Total return[4]	0.43%	3.01%	2.65%	2.58%	3.10%	(0.74)%

Net assets, end of year (000s)	$337,386	$308,338	$220,833	$417,938	$338,515	$282,662

Ratios to average net assets:
Gross expenses	0.45%[5]	0.45%[5]	0.46%[5]	0.45%[5]	0.47%[6]	0.47%
Net expenses[7,8]	0.45 [5]	0.45 [5]	0.45 [5]	0.45 [5]	0.45 [6]	0.44
Net investment income	2.58	2.39	2.39	2.20	2.41 [6]	2.25

Portfolio turnover rate[9]	84%	55%	106%	59%	34%	119%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.45%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 154%, 60%, 106% and 61% for the years ended May 31, 2018, 2017, 2016 and 2015, respectively, 46% for the period ended May 31, 2014 and 162% for the year ended December 31, 2013.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2018 Annual Report	47

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Intermediate Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

48	Western Asset Intermediate Bond Fund 2018 Annual Report

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Intermediate Bond Fund 2018 Annual Report	49

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Financials	—	$108,968,111	$0	*	$108,968,111
Industrials	—	16,281,094	40,369		16,321,463
Other corporate bonds & notes	—	165,303,865	—		165,303,865
Asset-backed securities	—	68,135,781	—		68,135,781
Collateralized mortgage obligations	—	79,211,190	—		79,211,190
Mortgage-backed securities	—	69,182,827	—		69,182,827
Municipal bonds	—	685,048	—		685,048
Sovereign bonds	—	37,773,157	—		37,773,157
U.S. government & agency obligations	—	227,472,332	—		227,472,332
U.S. treasury inflation protected securities	—	4,410,221	—		4,410,221
Purchased options	$1,641,252	—	—		1,641,252
Total long-term investments	1,641,252	777,423,626	40,369		779,105,247
Short-term investments†:
U.S. government agencies	—	1,868,777	—		1,868,777
Money market funds	25,068,063	—	—		25,068,063
Total short-term investments	25,068,063	1,868,777	—		26,936,840
Total investments	$26,709,315	$779,292,403	$40,369		$806,042,087
Other financial instruments:
Futures contracts	1,173,552	—	—		1,173,552
Centrally cleared interest rate swaps	—	11,809	—		11,809
Total other financial instruments	$1,173,552	$11,809	—		$1,185,361
Total	$27,882,867	$779,304,212	$40,369		$807,227,448

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Written options	$923,036	—	—		$923,036
Futures contracts	3,315,952	—	—		3,315,952
Centrally cleared interest rate swaps	—	$947,402	—		947,402
Centrally cleared credit default swaps on credit indices — sell protection	—	49,262	—		49,262
Total	$4,238,988	$996,664	—		$5,235,652

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

50	Western Asset Intermediate Bond Fund 2018 Annual Report

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage

Western Asset Intermediate Bond Fund 2018 Annual Report	51

Notes to financial statements (cont’d)

commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled

52	Western Asset Intermediate Bond Fund 2018 Annual Report

with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2018, the total notional value of all credit default swaps to sell protection was $20,860,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended May 31, 2018, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to

Western Asset Intermediate Bond Fund 2018 Annual Report	53

Notes to financial statements (cont’d)

make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or

54	Western Asset Intermediate Bond Fund 2018 Annual Report

loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(h) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of

Western Asset Intermediate Bond Fund 2018 Annual Report	55

Notes to financial statements (cont’d)

pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

56	Western Asset Intermediate Bond Fund 2018 Annual Report

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of May 31, 2018, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification

Western Asset Intermediate Bond Fund 2018 Annual Report	57

Notes to financial statements (cont’d)

method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(77,341)	$77,341

(a)

Reclassifications are due to losses from mortgage backed securities treated as capital losses for tax purposes, book/tax differences in the treatment of swap contracts and book/tax differences in the treatment of income from partnership investments.

58	Western Asset Intermediate Bond Fund 2018 Annual Report

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.40% of the Fund’s average daily net assets.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R and Class IS shares did not exceed 0.90%, 1.65%, 1.15% and 0.45%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

During the year ended May 31, 2018, fees waived and/or expenses reimbursed amounted to $12,398.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at May 31, 2018, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class R	Class I	Class IS
Expires May 31, 2019	—	—	$242	—	$11,896
Expires May 31, 2020	—	—	226	—	12,144
Total fee waivers/expense reimbursements subject to recapture	—	—	$468	—	$24,040

For the year ended May 31, 2018, LMPFA recaptured $30 and $11,246 for Class R and Class IS shares, respectively.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

Western Asset Intermediate Bond Fund 2018 Annual Report	59

Notes to financial statements (cont’d)

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended May 31, 2018, LMIS and its affiliates retained sales charges of $347 on sales of the Fund’s Class A shares. In addition, for the year ended May 31, 2018, there were no CDSCs paid to LMIS and its affiliates.

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended May 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$238,576,845	$1,058,982,048
Sales	96,978,866	979,988,935

At May 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid/(Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$822,358,947	$5,585,773	$(21,902,633)	$(16,316,860)
Futures Contracts	—	1,173,552	(3,315,952)	(2,142,400)
Written Options	436,100	80,613	(567,549)	(486,936)
Swap Contracts	988,418	11,809	(996,664)	(984,855)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2018.

ASSET DERIVATIVES[1]
Interest Rate Risk
Purchased options[2]	$1,641,252
Futures contracts[3]	1,173,552
Centrally cleared swap contracts[4]	11,809
Total	$2,826,613

60	Western Asset Intermediate Bond Fund 2018 Annual Report

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Written options	$923,036	—	$923,036
Futures contracts[3]	3,315,952	—	3,315,952
Centrally cleared swap contracts[4]	947,402	$49,262	996,664
Total	$5,186,390	$49,262	$5,235,652

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(2,081,030)	—	$(2,081,030)
Written options	1,619,305	—	1,619,305
Futures contracts	3,863,643	—	3,863,643
Swap contracts	3,702,762	$146,213	3,848,975
Total	$7,104,680	$146,213	$7,250,893

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$742,330	—	$742,330
Written options	(485,388)	—	(485,388)
Futures contracts	(1,734,862)	—	(1,734,862)
Swap contracts	(1,803,164)	$(50,550)	(1,853,714)
Total	$(3,281,084)	$(50,550)	$(3,331,634)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in unaffiliated securities in the Statement of Operations.

Western Asset Intermediate Bond Fund 2018 Annual Report	61

Notes to financial statements (cont’d)

During the year ended May 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$446,500
Written options	252,007
Futures contracts (to buy)	329,598,968
Futures contracts (to sell)	416,525,056

Average Notional Balance
Interest rate swap contracts	$83,912,769
Credit default swap contracts (to sell protection)	13,858,154

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class R shares calculated at the annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended May 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$19,884		$14,156
Class C	6,745	[1]	901
Class R	1,226		692
Class I	—		256,577
Class IS	—		1,541
Total	$27,855		$273,867

[1]	Amount shown is exclusive of expense reimbursements. For the year ended May 31, 2018, the service and/or distribution fees reimbursed amounted to $28 for Class C shares.

For the year ended May 31, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class C	$28
Class R	226
Class I	—
Class IS	12,144
Total	$12,398

62	Western Asset Intermediate Bond Fund 2018 Annual Report

6. Distributions to shareholders by class

	Year Ended May 31, 2018	Year Ended May 31, 2017
Net Investment Income:
Class A	$155,743	$47,277
Class C	9,503	9,231
Class R	4,579	3,475
Class I	9,350,315	6,440,052
Class IS	8,105,628	5,917,810
Total	$17,625,768	$12,417,845

Net Realized Gains:
Class A	—	$48,502
Class C	—	16,426
Class R	—	4,562
Class I	—	5,631,573
Class IS	—	5,110,339
Total	—	$10,811,402

7. Capital shares

At May 31, 2018, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended May 31, 2018		Year Ended May 31, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,277,696	$24,975,210	524,489	$5,724,294
Shares issued on reinvestment	9,734	106,372	7,964	86,680
Shares repurchased	(2,542,591)	(27,934,334)	(141,399)	(1,541,311)
Net increase (decrease)	(255,161)	$(2,852,752)	391,054	$4,269,663

Class C
Shares sold	10,880	$119,593	40,850	$456,169
Shares issued on reinvestment	854	9,301	2,247	24,432
Shares repurchased	(33,939)	(370,214)	(28,826)	(316,813)
Net increase (decrease)	(22,205)	$(241,320)	14,271	$163,788

Class R
Shares sold	15,653	$171,397	6,042	$66,773
Shares issued on reinvestment	200	2,168	427	4,646
Shares repurchased	(21,166)	(228,338)	(4,107)	(44,360)
Net increase (decrease)	(5,313)	$(54,773)	2,362	$27,059

Class I
Shares sold	18,221,974	$198,234,886	7,842,401	$86,021,245
Shares issued on reinvestment	482,898	5,238,946	492,548	5,370,524
Shares repurchased	(6,396,947)	(69,239,704)	(5,997,788)	(66,113,512)
Net increase	12,307,925	$134,234,128	2,337,161	$25,278,257

Western Asset Intermediate Bond Fund 2018 Annual Report	63

Notes to financial statements (cont’d)

	Year Ended May 31, 2018		Year Ended May 31, 2017
	Shares	Amount	Shares	Amount
Class IS
Shares sold	3,728,673	$40,380,516	8,231,638	$90,950,457
Shares issued on reinvestment	740,056	8,045,548	1,001,234	10,919,182
Shares repurchased	(1,161,928)	(12,617,996)	(970,106)	(10,777,280)
Net increase	3,306,801	$35,808,068	8,262,766	$91,092,359

8. Redemption facility

The Fund and certain other participating funds within the Corporation (the “Participating Funds”) have available an unsecured revolving credit facility (the “Redemption Facility”), from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 19, 2018. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended May 31, 2018, the Fund incurred a commitment fee in the amount of $5,446. The Fund did not utilize the Redemption Facility during the year ended May 31, 2018.

9. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended May 31, 2018. The following transactions were effected in shares of such companies for the year ended May 31, 2018.

	Affiliate Value at May 31, 2017	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at May 31, 2018
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	—	$297,396,796	297,396,796	$297,396,796	297,396,796	—	$332,834	—	—

64	Western Asset Intermediate Bond Fund 2018 Annual Report

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$17,625,768	$17,361,993
Net long-term capital gains	—	5,829,415
Total distributions paid	$17,625,768	$23,191,408

As of May 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$330,328
Deferred capital losses*	(1,238,725)
Other book/tax temporary differences(a)	726,483
Unrealized appreciation (depreciation)(b)	(19,931,051)
Total accumulated earnings (losses) — net	$(20,112,965)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and options, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

11. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

Western Asset Intermediate Bond Fund 2018 Annual Report	65

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and Shareholders of Western Asset Intermediate Bond Fund:

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Intermediate Bond Fund (one of the funds constituting Western Asset Funds, Inc., referred to hereafter as the “Fund”) as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the four years in the period ended May 31, 2018, for the period January 1, 2014 through May 31, 2014, and for the year ended December 31, 2013 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the four years in the period ended May 31, 2018, for the period January 1, 2014 through May 31, 2014, and for the year ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, MD

July 17, 2018

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

66	Western Asset Intermediate Bond Fund 2018 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Intermediate Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupations during the past five years	Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupations during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Occidental Petroleum Corporation, California Resources Corporation and Public Storage

Western Asset Intermediate Bond Fund	67

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office[1] and length of time served[2]	Since 1997
Principal occupations during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupations during the past five years	Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (since 2012); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012) ; formerly, Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Interested Director
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupations during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Berkshire Hathaway, Inc. formerly, Graham Holdings Company (formerly, The Washington Post Company) (2003 to 2017)

68	Western Asset Intermediate Bond Fund

Officers[5]
Jane Trust, CFA Legg Mason 100 International Drive, 11th Floor, Baltimore, MD 21202
Year of birth	1962
Position(s) with Fund	President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Western Asset Intermediate Bond Fund	69

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5] cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) held with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

70	Western Asset Intermediate Bond Fund

Officers[5] cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

In addition to overseeing the 7 funds of the Corporation, each Director also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex as the Corporation.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

Western Asset Intermediate Bond Fund	71

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2018:

Record date:	Daily	Daily	Daily
Payable date:	6/30/2017	July 2017 through December 2017	January 2018 through May 2018
Ordinary income:
Qualified dividend income for individuals	1.25%	1.19%	0.97%
Dividends qualifying for the dividends
received deduction for corporations	0.88%	0.84%	0.69%
Interest from Federal Obligations	27.63%	27.63%	27.38%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is applicable to non-U.S. resident shareholders:

The following ordinary income distributions paid during the year by the Fund represent Qualified Net Investment Income and Qualified Short-term Capital Gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Record date:	Daily	Daily	Daily
Payable date:	6/30/2017	July 2017 through December 2017	January 2018 through May 2018
Qualified net investment income	71.00%	71.00%	74.00%

Please retain this information for your records.

72	Western Asset Intermediate Bond Fund

Western Asset

Intermediate Bond Fund

Directors

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E. B. Siart,

Chairman

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC*

Western Asset Management Company Limited

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

The Bank of New York Mellon (“BNY”)**

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*	Prior to May 2, 2018, known as Western Asset Management Company.
**	Effective June 11, 2018, BNY became custodian.

Western Asset Intermediate Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Intermediate Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Intermediate Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013143 7/18 SR18-3392

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2017 and May 31, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $138,859 in May 31, 2017 and in $254,060 in May 31, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in May 31, 2017 and $0 in May 31, 2018.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $18,400 in May 31, 2017 and $18,952 in May 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $1,185 in May 31, 2017 and $0 in May 31, 2018, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for May 31, 2017 and May 31, 2018; Tax Fees were 100% and 100% for May 31, 2017 and May 31, 2018; and Other Fees were 100% and 100% for May 31, 2017 and May 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $124,646 in May 31, 2017 and $562,403 in May 31, 2018.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.
Anita L. DeFrantz
Ronald L. Olson
Avedick B. Poladian
William E. B. Siart,
Jaynie M. Studenmund

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 24, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: July 24, 2018